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As filed with the Securities and Exchange Commission on April 23, 2002

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Registration Nos. 2-66388
811-2990

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____	[ ]
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Post-Effective Amendment No. 41	[X]

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and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

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Amendment No. 24	[X]

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KMA Variable Account

(Exact name of Registrant)

Keyport Life Insurance Company

(Name of Depositor)

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One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of Depositor's Principal Executive Offices (Zip Code)

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Depositor's Telephone Number, including Area Code: 617-526-1400

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Edward M. Shea, Assistant Vice President & Senior Counsel

Keyport Life Insurance Company

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Name and Address of Agent for Service)

copy to:

Joan E. Boros, Esq.

Christopher S. Petito, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W.

Washington, DC 20007

It is proposed that this filing will become effective:

( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X) on May 1, 2002 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a) of Rule 485

( ) on [date] pursuant to paragraph (a) of Rule 485

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Title of Securities Being Registered: Units of Interest in the Separate Account under the Contracts

No filing fee is due because an indefintie amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

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Exhibit List on Page ____

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

Cross-Reference Sheet

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

PART A

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May 1, 2002 Prospectus for

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Keyport Preferred Advisor

Variable Annuity

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Annuities are:
not insured by the FDIC or any other federal government agency;
not a deposit or other obligation of, underwritten or guaranteed by, the depository institution;
subject to investment risks, including the possible loss of principal amount invested.

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PROSPECTUS FOR

THE PREFERRED ADVISOR VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KMA VARIABLE ACCOUNT

AND

KEYPORT LIFE INSURANCE COMPANY

-----------------------------------------------------------------------------------------------------------------------------

This prospectus describes the Preferred Advisor variable annuity contract offered by Keyport Life Insurance Company. The contract is designed to help you in your long-term retirement planning. As of May 1, 1998, the Contracts were no longer offered for sale.

Under the Contract, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Contract. For a summary of the Fixed Account and its features, see Appendix A. The Contracts are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Contract currently offers eleven investment options, each of which is a Sub-account of KMA Variable Account. Currently, you may choose among the Sub-accounts investing in following Eligible Funds:

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STEINROE VARIABLE INVESTMENT TRUST: Stein Roe Money Market Fund, Variable Series; Liberty Federal Securities Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; and Stein Roe Small Company Growth Fund, Variable Series

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Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Colonial International Fund for Growth, Variable Series; Liberty Value Fund, Variable Series and Newport Tiger Fund, Variable Series

We may make other investment options available in the future.

If you purchased a variable annuity contract before May 1, 1992, you may continue to make purchase payments under that contract subject to the terms and conditions of those contracts and Appendix B on Page 36.

The purchase of a Contract involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Contract Value for amounts allocated to the Sub-accounts.

The Variable Account may offer other contracts with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other contracts. The agent selling the Contracts has information concerning the eligibility for and the availability of the other contracts.

This prospectus contains important information about the Contracts you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 32 of this prospectus.

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The date of this prospectus is May 1, 2002.

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The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

DEFINITIONS

Accumulation Unit: A unit of measurement used to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Company ("We", "Us", "Our", "Keyport"): Keyport Life Insurance Company.

Contract Anniversary: Each anniversary of the Issue Date.

Contract Owner ("You"): The person(s) having the privileges of ownership under the Contract.

Contract Value: The sum of the Variable Account Value and the Fixed Account Value under your Contract at any given time.

Contract Year: Each twelve-month period beginning on the Issue Date and each Contract Anniversary thereafter.

Designated Beneficiary: The person designated to receive any death benefits under the Contract

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account into which purchase payments or Contract Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Contract prior to the Income Date.

In Force: The status of the Contract before the Income Date so long as:

(1)	it is not totally surrendered, and

(2)	there has not been a death of the Annuitant or any Contract Owner that will cause the Contract to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Issue Date: The date when the Contract becomes effective.

Non-Qualified Contract: Any Contract that is not issued under a Qualified Plan.

Office: Our executive office, which is 125 High Street, Boston, Massachusetts 02110.

Qualified Contract: Contracts issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code") or a deferred compensation plan for a state and local government or other tax exempt organization under Section 457 of the Code.

Surrender Value: The Contract Value less the deductions made upon a total surrender of the Contract.

Variable Account: KMA Variable Account which is our separate investment account, into which purchase payments under the Contracts may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Contract prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our Office.

SUMMARY OF CONTRACT FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, that differ from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Contracts.

The Contract

The Contract is a flexible premium deferred variable annuity contract. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase Payments

You may make multiple purchase payments. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the Eligible Funds. Each Eligible Fund holds its assets separately from the assets of the other Eligible Funds. Each has its own investment objectives and policies described in the accompanying prospectuses for the Eligible Funds. Under the Contract, the Variable Account currently invests in the following:

SteinRoe Variable Investment Trust ("SteinRoe Trust")

Liberty Federal Securities Fund, Variable Series ("LFSF Sub-account")

Stein Roe Balanced Fund, Variable Series ("SRBF Sub-account")

Stein Roe Growth Stock Fund, Variable Series ("SRGSF Sub-account")

Stein Roe Money Market Fund, Variable Series ("SRMMF Sub-account")

Stein Roe Small Company Growth Fund, Variable Series ("SRSCGF Sub-account")

Liberty Variable Investment Trust ("Liberty Trust")

Colonial International Fund for Growth, Variable Series ("CIFG Sub-account")

Colonial Strategic Income Fund, Variable Series ("CSIF Sub-account")

Colonial U.S. Growth & Income Fund, Variable Series ("CUSGIF Sub-account")

Liberty Value Fund, Variable Series ("LVF Sub-account")

Newport Tiger Fund, Variable Series ("NTF Sub-account")

Stein Roe Global Utilities Fund, Variable Series ("SRGUF Sub-account")

Fees and Charges

     Contingent Deferred Sales Charge

There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. See page 6. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

     Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset values in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

     Sales Charge

We deduct a daily sales charge at an annual rate of .15% of your average daily net asset values in the Variable Account. (See "Deductions for Sales Charge".)

     Contract Maintenance Charge

We deduct an annual $36 contract maintenance charge from Variable Account Value for administrative expenses. (See "Deductions for Contract Maintenance Charge".)

     Premium Taxes

We charge premium taxes against your Contract Value. Currently such premium taxes range from 0% to 3.5%. (See "Deductions for Premium Taxes".)

     Federal Income Taxes

You will not pay federal income taxes on the increases in value of your Contract until you make a withdrawal, such as a lump sum payment or annuity payment or make a gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

Generally, you may revoke the Contract by returning it to us within 10 days after you receive it. For most states, we will refund the lesser of the initial purchase payment or Contract Value as of the date we receive the returned Contract. You will bear the investment risk during the revocation period. You may ask us for the rules that apply to your state. (See "Right to Revoke".)

FEE TABLE

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases:	0%

Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payments):	7%
Years from Date of Payment	Sales Charge

1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%
Maximum Total Contract Owner Transaction Expenses
(as a percentage of purchase payments):	7%

Annual Maintenance Charge	$36

Variable Account Annual Expenses

(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Daily Sales Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

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SteinRoe Trust and Liberty Trust Annual Expenses1

(Numbers in Parentheses Represent Expenses After Any Fee Waiver and/or Expense Reimbursement)2

(as a percentage of average net assets)

	Management	Other	Total Fund
Fund	Fees	Expenses	Operating Expenses
CIFG	.90%	.33%	1.23%
CSIF	.65%	.20%	.85%
CUSGIF	.80%	.16%	.96%
LVF	.65%	.16%	.81%
NTF	.90%	.41%	1.31%
SRGUF	.65%	.28%	.93%
LFSF	.55%	.14%	.69%
SRBF	.60%	.11%	.71%
SRGSF	.65%	.11%	.76%
SRMMF	.50%	.06%	.56%
SRSCGF	.65%	.19%(.15%)	.84%(.80%)

1 All Trust expenses are for 2001. The Liberty Trust and SteinRoe Trust expenses reflect such Trust's adviser's agreement to reimburse expenses above certain limits.

2 Liberty Trust's manager and distributor have agreed to reimburse all incurred Fund expenses, including management fees, but excluding interest, taxes, brokerage, and extraordinary expenses, in excess of the following percentage of average net assets of each Eligible Fund: .1.75% for CIFG and NTF, and 1.00% for CSIF, LVF, SRGUF and CUSGIF. The Liberty Trust's manager and distributor were not required to reimburse expenses in 2001.

SteinRoe Trust's manager and distributor have agreed to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Eligible Fund: .65% for SRMMF; .70% for SRMSF; .75% for SRBF; and .80% for SRGSF and SRSCGF. The following percentages are what expenses were after expense reimbursement: for SRSCGF--.15% for other expenses and .80% for total expenses. SteinRoe Trust's manager and distributor were not required to reimburse expenses in 2001 for LFSF, SRBF, SRGSF, and SRMMF.

EXAMPLES

Example #1 - If you surrender your Contract at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the expense reimbursements described above continue throughout the period shown.

Sub-Account	1 Year	3 Years	5 Years	10 Years
SRMMF	$90	$115	$149	$290
LFSF	92	119	156	307
LVF	93	123	163	322
CSIF	93	124	165	327
SRBF	92	120	157	309
SRGUF	94	127	170	337
SRGSF	92	121	160	315
CUSGIF	94	127	171	341
SRSCGF	93	123	162	321
CIFG	97	136	186	374
NTF	98	138	191	384

Example #2 - If you annuitize or if you do not surrender your Contract at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the expense reimbursements described above continue throughout the period shown.

Sub-Account	1 Year	3 Years	5 Years	10 Years
SRMMF	$20	$66	$119	$290
LFSF	22	70	126	307
LVF	23	74	133	322
CSIF	23	75	135	327
SRBF	22	71	127	309
SRGUF	24	78	140	337
SRGSF	22	72	130	315
CUSGIF	24	79	141	341
SRSCGF	23	74	132	321
CIFG	27	87	156	374
NTF	28	90	161	384

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EXPLANATION OF FEE TABLE AND EXAMPLES

The purpose of the fee table is to illustrate the expenses you may directly or indirectly bear under a Contract. The table reflects expenses of the Variable Account as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The fee table and examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

We deduct contingent deferred sales charges only if you totally or partially surrender the Contract. You will not incur a surrender charge in the following instances:

o

In the first Contract Year, you may withdraw an aggregate amount up to the Contract's earnings. Earnings equal the Contract Value at the time of withdrawal less the portion of the purchase payments not previously withdrawn.

o	In the second and later Contract Years you may withdraw the greater of:
	(i)	earnings, or
	(ii)	an amount up to 10% of the Contract Value as of the preceding Contract Anniversary.

The examples assume you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which range from 0% to 3.5%) from Contract Value upon full surrender, death or annuitization.

The fee table and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus and "Trust Management Organizations" in the prospectuses for Liberty Trust and SteinRoe Trust.

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values*

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Accumulation	Accumulation	Number of
Unit Value	Unit Value	Accumulation
Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

Stein Roe Money	$15.437	$15.774	1,955,935	2001
Market Fund ("SRMMF")	14.762	15.437	2,015,415	2000
	14.284	14.762	2,653,148	1999
	13.780	14.284	2,099,133	1998
	13.288	13.780	2,011,620	1997
	12.833	13.288	1,937,919	1996
	12.322	12.833	1,870,176	1995
	12.036	12.322	2,006,163	1994
	11.884	12.036	1,406,317	1993
	11.646	11.884	945,998	1992

Liberty Federal Securities	20.526	21.665	966,699	2001
Fund ("LFSF")	18.762	20.526	1,204,515	2000
	18.826	18.762	1,664,530	1999
	17.874	18.826	2,099,027	1998
	16.621	17.874	2,466,957	1997
	16.099	16.621	2,760,649	1996
	14.107	16.099	3,176,177	1995
	14.529	14.107	3,002,643	1994
	13.865	14.529	3,692,561	1993
	13.269	13.865	3,006,271	1992

Liberty Value Fund	25.353	24.955	1,803,487	2001
("LVF")	22.079	25.353	2,372,414	2000
	21.211	22.079	3,124,894	1999
	19.354	21.211	3,788,331	1998
	15.217	19.354	4,494,000	1997
	13.099	15.217	3,940,484	1996
	10.207	13.099	3,443,237	1995
	10.428	10.207	2,866,727	1994
	10.000	10.428	1,221,301	1993

Colonial Strategic Income	14.102	14.433	1,161,047	2001
Fund ("CSIF")	14.291	14.102	1,575,551	2000
	14.237	14.291	2,404,355	1999
	13.616	14.237	3,020,397	1998
	12.642	13.616	3,802,498	1997
	11.684	12.642	3,036,543	1996
	10.014	11.684	2,910,213	1995
	10.000	10.014	314,502	1994

Stein Roe Balanced Fund	29.460	26.381	3,392,455	2001
("SRBF")	30.197	29.460	4,546,040	2000
	27.188	30.197	6,115,748	1999
	24.497	27.188	7,821,031	1998
	21.264	24.497	8,702,195	1997
	18.650	21.264	9,759,571	1996
	15.071	18.650	10,314,629	1995
	15.785	15.071	8,164,856	1994
	14.646	15.785	7,302,625	1993
	13.811	14.646	4,438,508	1992

Stein Roe Global Utilities	19.465	16.504	1,070,108	2001
Fund ("SRGUF")	22.737	19.465	1,649,210	2000
	17.923	22.737	2,229,386	1999
	15.358	17.923	2,640,178	1998
	12.095	15.358	2,934,611	1997
	11.514	12.095	3,519,866	1996
	8.638	11.514	4,018,271	1995
	9.762	8.638	4,028,555	1994
	10.000	9.762	4,153,150	1993

Stein Roe Growth Stock	52.532	39.052	1,839,034	2001
Fund ("SRGSF")	60.541	52.532	2,465,959	2000
	44.829	60.541	2,890,859	1999
	35.538	44.829	3,344,812	1998
	27.242	35.538	3,592,225	1997
	22.780	27.242	3,719,103	1996
	16.770	22.780	3,638,901	1995
	18.158	16.770	3,415,076	1994
	17.541	18.158	3,278,749	1993
	16.681	17.541	2,574,438	1992

Colonial U.S. Growth &	27.788	27.237	1,361,532	2001
Income Fund ("CUSGIF")	27.196	27.788	1,736,093	2000
	24.622	27.196	2,264,494	1999
	20.780	24.622	2,759,395	1998
	15.935	20.780	2,927,067	1997
	13.263	15.935	2,382,491	1996
	10.369	13.263	1,947,382	1995
	10.000	10.369	442,457	1994

Stein Roe Small Company	34.541	30.646	1,422,850	2001
Growth Fund ("SRSCGF")	37.025	34.541	1,863,729	2000
	25.351	37.025	2,326,515	1999
	31.085	25.351	3,260,203	1998
	29.237	31.085	3,987,861	1997
	23.357	29.237	4,567,203	1996
	21.192	23.357	4,164,352	1995
	21.236	21.192	4,371,837	1994
	15.872	21.236	2,769,483	1993
	14.058	15.872	1,128,248	1992

Colonial International	11.996	8.948	573,217	2001
Fund for Growth ("CIFG")	14.919	11.996	799,370	2000
	10.761	14.919	942,135	1999
	9.660	10.761	1,145,641	1998
	10.075	9.660	2,226,761	1997
	9.723	10.075	1,243,679	1996
	9.314	9.723	1,052,842	1995
	10.000	9.314	872,971	1994

Newport Tiger Fund	10.846	8.718	627,666	2001
("NTF")	13.035	10.846	811,630	2000
	7.867	13.035	1,081,701	1999
	8.526	7.867	1,119,721	1998
	12.555	8.526	1,524,488	1997
	11.445	12.555	1,509,794	1996
	10.000	11.445	599,500	1995

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*Accumulation Unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. See Appendix B (Page 36) for historical values for the contracts described in that appendix.

**Except for the six Liberty Trust Funds, each unit value started at $10.00 as of May 1, 1989, which is the date the Eligible Fund Sub-account first became available for Accumulation Units based on a 1.40% asset-based charge. The $10.00 value for CGIF and SRGUF is as of the date the Eligible Fund Sub-account first became available: May 1, 1991; July 1, 1993; and July 1, 1993, respectively. The unit values for the CIFG, CSIF, CUSGIF and NTF Sub-accounts were valued at $10.00 on May 2, 1994; July 5, 1994, July 5, 1994, and May 1, 1995, respectively.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

PERFORMANCE INFORMATION

We may from time to time advertise certain performance information concerning the Sub-accounts.

Performance information is not intended to indicate either past performance or future performance of an actual Contract.

We may advertise total return information for the Sub-accounts, other than SRMMF Sub-account, for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding change percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. Average annual total return reflects historical investment results, less all Sub-account and Contract charges and deductions as required by certain regulatory rules. This calculation also reflects any contingent deferred sales charge that would apply if you surrendered the Contract at the end of the period indicated. We do not deduct any premium taxes from average annual total return. Average annual total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Contract surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

We also may present additional total return information computed on a different basis:

o

First, we may present total return information as described above, except for the deduction for the contingent deferred sales charge. This presentation assumes that the investment in the Contract continues beyond the period when the contingent deferred sales charge applies. This is consistent with the long-term investment and retirement objectives of the contract the total return percentage will be higher under this method than the standard method described above.

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o

Second, we may present total return information as described above, except there are no deductions for the contingent deferred sales charge, contract maintenance charge and premium taxes. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods, it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The percentages would be lower if the contingent deferred sales charge and contract maintenance charge were included.

o

Third, certain of the Eligible Funds have been available for other annuity contracts prior to the beginning of the offering of the Contracts described in this prospectus. Any performance information for such periods will be based on historical results of Eligible Funds and applying the fees and charges of the Contract for the specified time periods.

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Moreover, the performance information for each SteinRoe Trust Sub-account may reflect the investment experience of the current Eligible Funds and Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Variable Investment Trust replaced these other mutual funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B on Page 36. Performance information for periods prior to May 1, 1989 will reflect historical asset-based charges that are at a lower level than the current asset-based charges.

The SRMMF Sub-account is a money market Sub-account that may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Contract but does not include contingent deferred sales charges and premium taxes. The yield would be lower if these charges were included.

We calculate the effective yield of the SRMMF Sub-account in a similar manner but, when annualizing such yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

KEYPORT AND THE VARIABLE ACCOUNT

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We were incorporated in Rhode Island in 1957 as a stock life insurance company. Our executive office is at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 and our administrative office is at 125 High Street, Boston, Massachusetts 02110. Our home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865.

We write individual life insurance and individual and group annuity contracts that are "non-participating". That is, we do not pay dividends or benefits based on our financial performance. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A+ (Superior) by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA+ (with negative outlook) for very strong financial security, Moody's rates us Aa2 (with positive outlook) for excellent financial strength and Fitch rates us AA (with positive outlook) for strong financial strength. The Best's A+ rating is the second highest rating level out of 16 rating levels. The S&P AA+ rating is the second highest rating level out of 21 rating levels. The Moody's Aa2 rating is the third highest rating level out of 21 rating levels. The Fitch AA rating is the third highest rating level out of 24 rating levels.These ratings merely reflect the opinion of the rating company as to our relative financial strength and our ability to meet contractual obligations to our policyholders. Even though assets in the Variable Account are held separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets.

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We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

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We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, ("Sun Life Assurance"), a multi-line insurance and financial services institution. We were acquired by Sun Life Assurance in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts. We are ultimately controlled by Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), a corporation organized in Canada, that is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London and Philippines stock exchanges.

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We established the Variable Account pursuant to the provisions of Rhode Island Law on January 9, 1980. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Contracts are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Issue Date. The minimum initial purchase payment is $5,000. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. We may reject any purchase payment or any application.

If your application for a Contract is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

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We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

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We will permit others to act on your behalf in certain instances, including:

o	We will accept an application for a Contract signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

o	We will issue a Contract to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Contract with a copy of an application containing that information. We will send you the Contract and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Contract delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Contract relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account. The percentage for each Sub-account, if not zero, must be at least 10% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix C. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Eligible Funds are the separate funds listed within the SteinRoe Variable Investment Trust and Liberty Variable Investment Trust. Keyport and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Contracts.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

All of the Eligible Funds are funding vehicles for other variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Liberty Trust and SteinRoe Trust prospectuses under the caption "The Trust".

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Liberty Advisory Services Corp. ("LASC") is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial") serves as sub-adviser for the Eligible Funds (except for Newport Tiger Fund and Stein Roe Global Utilities Fund). Newport Fund Management, Inc. serves as sub-adviser for the Newport Tiger Fund.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust and is sub-adviser for Stein Roe Global Utilities Fund of the Liberty Trust.

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We have briefly described the Eligible Funds and the objectives they seek to achieve below. You should read the current prospectus for the Eligible Funds for more details and complete information. The prospectus is available, at no charge, from a salesperson or by writing to us or by calling (800) 437-4466.

Eligible Funds of SteinRoe and
Variable Account Sub-accounts	Investment Objective
Stein Roe Money Market Fund, Variable Series	High current income from short-term
(SRMMF Sub-account)	money market instruments while
emphasizing preservation of capital
and maintaining excellent liquidity.

Liberty Federal Securities Fund, Variable Series	Highest possible level of current
(LFSF Sub-account)	income consistent with safety of
principal and maintenance of
liquidity through investment primarily
in mortgage-backed securities.

Stein Roe Balanced Fund, Variable Variable Series	High total investment return through
(SRBF Sub-account)	investment in a changing mix of securities.

Stein Roe Growth Stock Fund, Variable Series	Long-term growth of capital through
(SRGSF Sub-account)	investment primarily in common stocks.

Stein Roe Small Company Growth	Capital growth by investing primarily
Fund, Variable Series	in common stocks, convertible
(SRSCGF Sub-account)	securities, and other securities
selected for prospective capital growth.

Eligible Funds of Liberty Trust
and Variable Account Sub-accounts	Investment Objective
Liberty Value Fund, Variable Series	Primarily income and long-term
(LVF Sub-account)	capital growth and, secondarily,
preservation of capital.

Colonial Strategic Income Fund, Variable Series	A high level of current income, as is
(CSIF Sub-account)	consistent with the prudent risk, and
maximizing total return, by
diversifying investments primarily in
U.S. and foreign government and high
yield, high risk corporate debt securities.

Stein Roe Global Utilities Fund,	Current income and long-term growth
Variable Series (SRGUF Sub-account)	of capital and income.

Colonial U.S. Growth & Income	Long-term capital growth and income
Fund Variable Series	by investing primarily in large
(CUSGIF Sub-account)	capitalization equity securities.

Colonial International Fund for	Long-term capital growth, by investing
Growth, Variable Series (CIFG Sub-account)	primarily in non-U.S. equity securities.

Newport Tiger Fund, Variable	Long-term capital growth by investing
Series (NTF Sub-account)	primarily in equity securities of
companies located in the ten Tigers
of Asia (Hong Kong, Singapore, South
Korea, Taiwan, Malaysia, Thailand,
Indonesia, India, China and the Philippines).

There is no assurance that the Eligible Funds will achieve their stated objectives.

Dollar Cost Averaging

Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the SRMMF Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the SRMMF Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits. If you wish to participate in the program, you must notify us in writing. The One-Year Guarantee Period Fixed Account option of the program is not available under Contracts issued to New Jersey and Washington residents.

A transfer under the program will not be counted as a transfer for purposes of the limitations in "Transfer of Variable Account Value" below. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The program is described in detail in Appendix D on Page 46.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Contract Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

Currently, we are not charging a transfer fee. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. We do not guarantee any maximum transfer fee that we may charge, but the fee will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

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We are limiting transfers as follows:

o	we impose a transfer limit of one transfer every 30 days, and

o

we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit. We treat all transfer requests for a Contract made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Contract you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers, and

o

we treat as a single transfer all transfers made on the same day on behalf of multiple Contracts by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The maximum limitation applies to such transfers. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

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If we have executed a transfer with respect to your Contract as part of a multiple transfer request, we will not execute another transfer request for your Contract for 30 days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which all Contract Owners must indirectly bear.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix C. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account or further investment in the shares of an Eligible Fund is no longer appropriate under the Contract, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:

o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how we assess charges, so long as we do not increase them above the current total charged to the Variable Account and the Eligible Funds in connection with your Contract.

DEDUCTIONS

Deductions for Contract Maintenance Charge

We charge an annual contract maintenance charge of $36 per Contract Year. This charge reimburses us for our expenses incurred in maintaining your Contract. We may not change the contract maintenance charge of any Contract delivered in Pennsylvania, South Carolina, or Texas to be greater than $100 per year. There is no such limit under Contracts delivered in other jurisdictions.

Before the Income Date, we will deduct the contract maintenance charge from the Variable Account Value on each Contract Anniversary and on the date of any total surrender not falling on the Contract Anniversary.

On the Income Date, we will subtract from Variable Account Value a pro-rata portion of the contract maintenance charge due on the next Contract Anniversary. This pro-rata charge covers the period from the prior Contract Anniversary to the Income Date.

Before and after the Income Date, we deduct the contract maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, or after surrender benefits are applied under a settlement option, the contract maintenance charge is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee that certain total surrenders after your death or the death of the Annuitant will not mean that payments are reduced by a contingent deferred sales charge or will not result in payments that are lower than the amount of purchase payments less any prior partial surrenders. We also assume an expense risk since the contract maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

We may deduct less than the full charge from Sub-account values attributable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

Deductions for Sales Charge

We deduct a daily sales charge from each Sub-account as part of the calculation of Accumulation Unit values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Contract. We do not deduct the daily sales charge during the annuity period.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative daily sales charge limit. We do not deduct this charge from the values of Contracts issued to our employees and other persons specified in "Distribution of the Contract". We may decide not to deduct the charge from Sub-account values attributable to a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Contract when you purchase it. We may deduct such a charge if you surrender your Contract.

To determine whether we will deduct a contingent deferred sales charge if you partially or totally surrender your Contract, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Contract Value over time.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. You may surrender an amount up to the Contract's earnings. Earnings equal the Contract Value at the time of surrender, less purchase payments not previously surrendered.

After the first Contract Year, we guarantee that a minimum amount of Contract Value will be free of contingent deferred sales charges each year. This amount is equal to 10% of the Contract Value at the beginning of each Contract Year. This 10% amount will be reduced by the amount of each surrender in a year that represents the Contract's increase in value. The amount of any surrender in excess of this increase in value but not in excess of the remaining 10% amount will be free of contingent deferred sales charges. This portion will be deducted from the purchase payments from the oldest payment to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the purchase payments in this order: the amount of any surrender in the first Contract Year in excess of the Contract's increase in value at the time of surrender; and the amount of any surrender in any later Contract Year in excess of the Contract's increase in value at the time of surrender (or in excess of the 10% limit if it applies). The contingent deferred sales charge for each purchase payment from which a deduction is made will be equal to (a) x (b), where:

(a)	is the amount so deducted; and

(b)

is the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each payment. The applicable percentages for each year are:

Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and thereafter	0%

We calculate the contingent deferred sales charges for each purchase payment. The lesser of this amount and the maximum cumulative sales charge will be deducted from Contract Value in the same manner as the surrender amount. The maximum cumulative sales charge is equal to (a) - (b), where:

(a)	is 8.5% of the total purchase payments made to the Contract, and

(b)

is the sum of all prior contingent deferred sales charge deductions from the Contract Value and all prior Variable Account sales charges applicable to the Contract from the 0.15% daily sales charge factor. After each surrender, our records will be adjusted to reflect any deductions made from the applicable purchase payments.

The contingent deferred sales charge is used to cover expenses we incur selling the Contract, including compensation paid to selling dealers and the cost of sales literature. Selling dealers may receive up to 6.00% of purchase payments. (See "Distribution of the Contracts.") We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

The contingent deferred sales charge is not applicable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

We may establish a systematic withdrawal program to allow you to request systematic partial surrenders in the first Contract Year up to 10% of the initial purchase payment. Under this program, we may waive the contingent deferred sales charge on the amount of any partial surrender that is in excess of the Contract's increase in value at the time the surrender occurs. Any such excess surrender amount will not be deducted from the initial purchase payment. This means that the waiver of the contingent deferred sales charge is not a permanent waiver and we can collect the charge in the event that you later make a non-systematic partial or total surrender.

Deductions for Transfers of Variable Account Value

Currently, we do not charge such a fee. However, the Contract allows us to charge for each transfer in excess of 12 per year. We do not guarantee any maximum transfer fee, but it will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes levied by any state or governmental entity when paid unless we elect to defer such deduction. We can not anticipate precisely the amount of premium tax payable on any transaction involving the Contract. Premium taxes depend, among other things, on the type of Contract (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, our status within such states, and the insurance tax laws of such states. Currently, premium taxes range from 0% to 3.5% of either total purchase payments or Contract Value.

Deductions for Income Taxes

We deduct income taxes from any amount payable under the Contract that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

The total Variable Account expenses you will incur are the contract maintenance charge, the mortality and expense risk charge, and the daily sales charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectus.

THE CONTRACTS

Variable Account Value

The Variable Account Value for your Contract is based on the sum of your proportionate interest in value of each Sub-account where you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Contract and the appropriate Sub-account. Purchase payments are credited to your Contract using the Accumulation Unit Value that is calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at $10.00. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:

(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus

	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the record date for such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the annual rate for the sales charge; plus

	(iii)	a charge factor, if any, for any tax provision established by us as a result of the operations of that Sub-account.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily sales charge in (c) (ii) above. For Contracts issued to our employees and other persons specified in "Distribution of the Contract", the mortality and expense risk charge in (c) (i) above is.35% and the daily sales charge in (c)(ii) above is eliminated. We may eliminate the daily sales charge in (c)(ii) above for certain Contracts we issue in an internal exchange or transfer.

Modification of the Contract

Only our President or Secretary may agree to alter the Contract or waive any of its terms. A change may be made to the Contract if there have been changes in applicable law or interpretations of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Contract within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Contract is returned within the period. We will treat the returned Contract as if we never issued it and we will refund: (a) the initial purchase payment for Contracts delivered in Connecticut, Georgia, Idaho, North Carolina, South Carolina, Utah, Washington and West Virginia; (b) the Contract Value for Contracts delivered in Arizona, California (if you are age 60 or older; see below), Kansas, Minnesota, North Dakota and Pennsylvania; and (c) the lesser of the initial purchase payment or the Contract Value for Contracts delivered elsewhere, including in California if you are under age 60.

If we deliver your Contract to you in California and you are age 60 or older, you may return the Contract to us or the agent from whom you purchased it. If you return the Contract within 30 days after you receive it, we will refund the Contract Value.

DEATH PROVISIONS FOR NON-QUALIFIED CONTRACTS

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If the Contract is In Force, you or any joint Owner dies or the Annuitant dies under a Contract when a non-natural person such as a trust owns the Contract, we will treat the Designated Beneficiary as the Contract Owner after such a death.

Under this paragraph you are the covered person. However, if there is a non-natural Owner such as a trust, the covered person is the Annuitant. If the covered person dies, we will increase the Contract Value if it is less than the guaranteed minimum death value amount ("GMDV"). Except for certain previously issued Contracts, the GMDV is the greater of:

(a)	the sum of all purchase payments made through the date of death, less all partial surrenders made through the date of death; and

(b)

the Anniversary Value. We will compute an "Anniversary Value" for each Contract Anniversary (if any) before the 81st birthday of the covered person and we will use the greatest of such "Anniversary Values". Initially, the "Anniversary Value" for each applicable Contract Anniversary is equal to the Contract Value on that Anniversary. It is then increased by any purchase payments made from that Anniversary until the date of death, and decreased by the following amount at the time of each partial surrender made from that Anniversary until the date of death: the partial surrender amount divided by the Contract Value right before the surrender, multiplied by the "Anniversary Value" right before the surrender.

The GMDV will be different for any Contract issued between July 1, 1993 and before the later of July 5, 1994 and the date we changed the death provisions in the state of issue of a Contract. Contracts on application form number FLEX-APP(REV)3, FLEX-APP-OH(REV)3 or FLEX-APP-PA(REV)3 are affected. You or your agent may call 800-437-4466 to see when the change was made in your state.

The GMDV for such a Contract is the greatest of (a) above, (b) above, and the Contract Value on the seventh Contract Anniversary, plus any purchase payments made from that Anniversary until the date of death, and less any partial surrenders made from that Anniversary until the date of death. The GMDV for any other Contract issued before May 1, 1996 is the greater of (a) above and the Contract Value.

When we receive due proof of the covered person's death, we will compare, as of the date of death, the Contract Value and the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death. We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the covered person's death and the 60th day after we receive proof of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-covered person, we will pay the Surrender Value. If the Contract is not surrendered, it will continue for the time period specified below.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will become the new sole primary Owner as of the decedent's date of the death. If the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the new Annuitant will be the surviving spouse. The Contract can continue until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Contract may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the five-year period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Contract Owner Annuitant. These provisions apply if, while the Contract is In Force, the Annuitant dies, you are not the Annuitant, and you are a natural person. The Contract will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no living contingent annuitant, then you will be the new Annuitant.

DEATH PROVISIONS FOR QUALIFIED CONTRACTS

Death of Annuitant. If the Annuitant dies while the Contract is In Force, the Designated Beneficiary will control the Contract. We will increase the Contract Value, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). The GMDV is the amount defined on page 22. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection that is in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after we are notified of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. If the surrender is made after the applicable 90 or 60 day period, we will pay the Surrender Value.

If the Designated Beneficiary does not surrender the Contract, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise, we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CONTRACT OWNERSHIP

The Contract Owner shall be the person designated in the application and may exercise all the rights of the Contract. Joint Contract Owners are permitted. Contingent Contract Owners are not permitted.

You may direct us in writing to change the Contract Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

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Because a change of Contract Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Contract may have limitations on transfer of ownership. You should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

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ASSIGNMENT

You may assign the Contract at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Contract may have limitations on your ability to assign the Contract.

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Because an assignment may be a taxable event, you should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from any such assignment.

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SURRENDERS

You may partially surrender the Contract by notifying us in writing. The minimum amount to be surrendered must be at least $300. We may permit a lesser amount with a systematic withdrawal program. If the Contract Value after a partial surrender would be below $2,500, we will treat the request as a surrender of only the amount over $2,500. The amount surrendered will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount surrendered from all Sub-accounts of the Variable Account in the proportion that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account.

You may totally surrender the Contract by notifying us in writing. Surrendering the Contract will end it. Upon surrender, you will receive the Surrender Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $5,000 to an annuity payment option for yourself. If the Contract Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial surrenders or totally surrender Settlement Options based on life contingencies after annuity payments have begun. You may make partial surrenders or totally surrender Settlement Option 1, described in "Settlement Options" below, which is not based on life contingencies if you have selected a variable payout. Any partial surrender will reduce your future annuity payments.

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Because of the potential tax consequences of a full or partial surrender, you should consult a qualified tax professional regarding a surrender.

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Participants under Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to partially or totally surrender the Certificate under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Contract is In Force, we will begin payments to the Annuitant under the payment option or options you have chosen. We determine the amount of the payments on the Income Date by applying to the Option you choose:

o	your Contract Value;

o	subtracting any premium taxes not previously deducted; and

o	subtracting any applicable contract maintenance charge on the Income Date in accordance with the Option selected.

Income Date and Settlement Option

You may select an Income Date and Settlement Option at the time of application. If you do not select a Settlement Option, we automatically choose Option 2. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the first day of the calendar month following the later of:

o	the Annuitant's 75th birthday, or

o	the 10th Contract Anniversary.

You may continue to make purchase payments until you reach your Income Date.

Change in Income Date and Settlement Option

You may choose or change a Income Date or Settlement Option by writing to us at least 30 days before the Income Date. However, any Income Date must be:

o	for variable annuity payment options, not earlier than the second calendar month after the Issue Date;

o	for fixed annuity payment options, not earlier than the first calendar month after the end of the first Contract Year;

o	not later than the calendar month after the Annuitant's 90th birthday; and

o	the first day of a calendar month.

Settlement Options

The Settlement Options are:

Option 1:	Income for a Fixed Number of Years;

Option 2:	Life Income with 10 Years of Payments Guaranteed; and

Option 3:	Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with the Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate.

Unless you choose otherwise, we will apply Variable Account Value to a variable annuity option and Fixed Account Value to a fixed annuity option. The same amount applied to a variable option and a fixed option will produce a different initial payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we may reduce the frequency of payments to a period that will result in each payment being at least $100.

Option 1: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

o

the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. This interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless you chose 3% per year in writing; less

o	any contingent deferred sales charge due by treating the value defined above as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not deduct the amount applied to the option by the contingent deferred sales charge above.

If, at the death of the payee, Option 1 payments have been made for less than the chosen number of years:

o	we will continue payments during the remainder of the period to the successor payee; or

o

the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The mortality and expense risk charge is deducted during the Option 1 payment period but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option 1. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described above for calculating the present value of remaining payments and (2) use the interest rate that determined the current 12 payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option 1 may be taxed.

Option 2: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

o	we will continue payments during the remainder of the period to the successor payee; or

o

such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option 3: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment or to receive only two annuity payments if both payees die after receipt of the second payment and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Contract Value you are applying to variable annuity payments by the annuity purchase rate for the Settlement Option you have selected. The annuity purchase rates are based on an assumed annual investment return (AIR or benchmark rate) of 6% (3% per year for Florida Contracts and 5% for Oregon Contracts), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:

o	the sum of all Sub-account payments; less

o	the pro-rata amount of the annual contract maintenance charge.

Currently there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Any change requested must be at least six months after a prior selection.

If you apply the same amount to a particular payment option, a 5% or 6% AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option 1 (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR amount but eventually the 5% or 6% payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We may suspend or postpone any type of payment from the Variable Account for any period when:

o	the New York Stock Exchange is closed other than customary weekend or holiday closings;

o	trading on the Exchange is restricted;

o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the two prior conditions described above exist.

TAX STATUS

Introduction

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This section provides general information on the federal income tax consequences of ownership of a Certificate based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Certificate is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Certificates that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Certificate or any transaction involving any Certificate. You should consult a qualified tax professional for advice before purchasing a Certificate or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Certificate.

You may purchase a Certificate that is not issued under a Qualified Plan ("Non-Qualified Certificate") or a Certificate that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code at 1986, as amended (the "Code") (a "Qualified Certificate"). The ultimate effect of federal income taxes on the Contract Value, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Contract and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Certificates are not deductible. Under certain circumstances, purchase payments made under Qualified Certificates may be excludible or deductible from taxable income. Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Certificate.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Certificate should be based on the assumption that the purchase of a Qualified Certificate is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Contract, or annuity payments. A trust or other entity owning a Non-Qualified Contract other than as an agent for an individual is taxed differently; increases in the value of a Contract are taxed yearly whether or not a distribution occurs.

Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Contract, the portion of the surrender payment that exceeds your cost basis in the Contract is subject to tax as ordinary income. For Non-Qualified Contracts, the cost basis is generally the amount of the purchase payments made for the Contract. For Qualified Contracts, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Contract. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Contracts, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of the decedent's basis.

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Contract Value exceeds purchase payments. Then, to the extent the Contract Value does not exceed purchase payments, such surrenders are treated as a non-taxable return of principal to you. For partial surrenders under a Qualified Contract, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Contracts is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Contract, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to surrenders. If you give away your Contract to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Contract.

A special computational rule applies if we issue to you, during any calendar year, two or more Contracts or one or more Contracts and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under Section 72(e) of the Code. All of the contracts will be treated as one contract. This means that the amount of any distribution under any one Contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Contracts exceeds the cost bases for all the contracts.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the Internal Revenue Service (IRS) could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Option 1, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

The Code does not specifically address partial withdrawals from annuity payments. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult a qualified tax professional prior to making a partial withdrawal.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:

o	after the taxpayer attains age 59-1/2;

o	in a series of substantially equal payments (not less frequently than annually) made for life or life expectancy;

o	after the death of the Certificate Owner (or, where the Certificate Owner is not a natural person, after the death of the Annuitant);

o	if the taxpayer becomes totally and permanently disabled; or

o

under a Non-Qualified Contract's annuity payment option that provides for a series of substantially equal payments (not less frequently than annually), provided that only one purchase payment is made to the Contract, that the Contract is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Contract Year.

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Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Contracts unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. You may purchase a Non-Qualified Contract with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

o	the new Contract will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Contracts"

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:

	(i)	the penalty tax does not apply to any distribution;

	(ii)	partial surrenders are treated first as a non-taxable return of principal and then a taxable return of income; and

	(iii)	assignments are not treated as surrenders subject to taxation.

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Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Contract, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Contract will not be treated as an annuity contract. As a consequence, income earned on a Contract would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The preamble to the 1986 investment diversification regulations stated that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying a variable annuity contract will preclude the contract from qualifying as an annuity for federal tax purposes. The guidelines could impose requirements that are not reflected in the Contract. We, however, have reserved certain rights to alter the Contract and investment alternatives so as to comply with such guidelines. Since no guidelines have been issued, there can be no assurance as to the content of such guidelines or even whether application of the guidelines will be prospective. For these reasons, you are urged to consult with your tax professional.

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Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection with them. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

Tax-Sheltered Annuities

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Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement may be paid, through surrender of the Contract or otherwise, only:

o	when the employee attains age 59-1/2, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Contract, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401, an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Certificate Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Annuities

Section 408(b) and 408(A) of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity"and "Roth IRA" respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Status of Death Benefits in IRAs. Under the Code, Individual Retirement Accounts may not invest in life insurance contracts but the tax regulations expressly permit an Individual Retirement Account to hold an annuity contract if the death benefit provided under the contract is no more than the greater of the total premiums paid for the contract (net of prior withdrawals) or the contract's cash value. It may be inferred from these regulations applicable to Individual Retirement Accounts that an Individual Retirement Annuity cannot provide a death benefit that is more than the greater of the total premiums paid for the annuity (net of prior withdrawals) or the annuity's cash value.

In certain circumstances, the death benefit payable under the Certificate may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Certificate. Thus, you should consult a qualified tax professional before the Certificate is purchased by an Individual Retirement Account or as an Individual Retirement Annuity.

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Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

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Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Contract can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

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Texas Optional Retirement Program

If we are an approved carrier under the Texas Optional Retirement Program ("ORP"), any Contract issued to an ORP participant will contain an ORP endorsement that will amend the Contract in two ways. First, if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institution of higher education upon its request. Second, no benefits will be payable, through surrender of the Contract or otherwise, unless the participant dies, retires, or terminates employment in all Texas institutions of higher education. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation.

VARIABLE ACCOUNT VOTING RIGHTS

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Contract prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISTRIBUTION OF THE CONTRACT

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Keyport Financial Services Corp. ("KFSC"), our subsidiary, serves as the principal underwriter for the Contract described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Contracts. Such salespersons are also registered representatives of broker/dealers who have entered into selling agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481-5699.

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A dealer selling the Contract can receive up to 6% of purchase payments with additional compensation later based on the Contract Value of those payments. During certain time periods Keyport and KFSC select, the percentage may increase to 6.25%.

Different Contracts are sold to persons who are officers, directors, or employees of ours, trustees or officers of SteinRoe Trust or Liberty Trust, employees of the investment adviser or sub-investment adviser of either Trust, or employees of a company that is under contract with either Trust to provide management or administrative services or to any Qualified Plan established for such persons. Such Contracts are different from the Contracts sold to others in that they are not subject to a contract maintenance charge, asset-based sales charge or the contingent deferred sales charge and they have a mortality and expense risk charge of 0.35% per year.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the principal underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CONTRACT OWNERS

You may write us with questions about your Contract to Keyport Life Insurance Company, Client Service Department, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

TABLE OF CONTENTS-STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE GUARANTEED RATE ACCOUNT)

Introduction

This Appendix describes the Fixed Account option available under the Contract. The Fixed Account is not available under either the Contract (form number FLEX(4)V) that is issued to New Jersey residents or the Contract (form number FLEX(4)/WA) that is issued to Washington residents.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of applicable exemptive and exclusionary provisions in the securities laws, our general account, including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account and Capital Protection Plus

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 10%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have authorized us in writing to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Contract Value.

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We currently offer Guarantee Periods of up to 7 years. We also currently offer a Guarantee Period of 1 year, which is only for use with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call 1-800-426-3750 for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of that period. At that time you must select a different Guarantee Period.

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We offer a capital protection plus program. Under this program, we allocate part of the purchase payment to the Guarantee Period you select. Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you select the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase, at the interest rate of 6.75%, to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that Period will not equal the original purchase payment amount.

Fixed Account Value

The Fixed Account Value at any time is equal to:

o	all purchase payments allocated to the Fixed Account plus the interest credited on those payments; plus

o	any Variable Account Value transferred to the Fixed Account plus the interest credited on the transferred value; less

o	any prior partial surrenders from the Fixed Account, including any changes; less

o	any Fixed Account Value transferred to the Variable Account.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates declared by us for Guarantee Periods of one or more years from the month and day of allocation. Each Guarantee Period will have a basic interest rate and a maturity interest rate. During the Guarantee Period, we will credit interest at the Basic Rate. At the end of the Guarantee Period, we will credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate for the entire Guarantee Period. For certain post-death surrenders occurring before the end of the Guarantee Period (see the last paragraph of this section), we will credit an additional interest amount so that the original allocation amount remaining at the time of surrender will have earned interest at the maturity rate through the time of surrender.

Under this method of crediting interest (unless the post-death surrender exception applies):

o	the maturity rate will be credited only on amounts held for the entire Guarantee Period; and

o	if you or a Designated Beneficiary surrenders or transfers any part of an allocated amount before the end of a Guarantee Period, only the Basic Rate will be credited on that part.

Any basic and maturity interest rates we set will be at least 3.5% per year.

Our method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period you have selected in the Fixed Account. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

With certain deaths, "Death Provisions for Non-Qualified Contracts" and "Death Provisions for Qualified Contracts" provide that the Designated Beneficiary may surrender the Contract within 90 days of the date of death for the Contract Value. In the event such a surrender occurs before the end of the Guarantee Period, we will immediately credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate throughout the Guarantee Period. For a surrender after 90 days, no additional interest amount will be credited.

Transfers when Guarantee Periods End

The total accumulated amount at the end of a Guarantee Period will be transferred to the new Guarantee Period(s) and/or Sub-account(s) of the Variable Account that you have selected in writing. If you have not made a selection, we will automatically transfer the total accumulated amount at the end of the Guarantee Period to the SRMMF Sub-account. If the Guarantee Period selected exceeds the time remaining to the Income Date but does not exceed the time remaining to the latest Income Date allowable under the Contract, the Income Date will automatically change to the latest allowable date, which allows the selected Guarantee Period to go into effect. You may not select a Guarantee Period that would end after the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Contract allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to 12 transfers per calendar year with a $500,000 per transfer dollar limit. See "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to any change in the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. If you have authorized telephone transfers, you will be notified in advance, of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

We will deduct the amount of the transfer from the specified values in the manner stated in the next section below.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

Reductions of Guarantee Period Values After a Transfer or Surrender

You must specify in your transfer request from which Guarantee Period's values the transfer is to be made. A partial surrender request may, at your option, specify the Guarantee Period. The specified amount will be deducted from both the allocated purchase amount and its associated interest in the proportion that each bear to their total sum. For example, if $600 is to be deducted from a $800 payment that was allocated for a three-year Guarantee Period and the interest earned up to the date of transfer is $200 (for a total value of $1,000), $480 will be deducted from the payment allocation [($800/$1,000) x $600] and $120 will be deducted from the interest [($200/$1,000) x $600]. The $400 remaining after the transfer or surrender would thus represent $320 of payment allocation and $80 of interest. This $320, if it remains until the end of the Guarantee Period, would receive the Maturity Interest Rate credit described in "Interest Credits".

If a partial surrender request does not specify any Guarantee Period, the ordering rule in "Surrenders" may result in a certain amount of Fixed Account Value being automatically deducted. Any amount determined under that rule will be deducted from each Guarantee Period's values in the proportion that each bears to the total Fixed Account Value. For example, if $500 is to be deducted from two Guarantee Periods' values of $4,000 and $1,000, $400 will be deducted from the first Guarantee Period's values [($4,000/$5,000) x $500] and $100 will be deducted from the second [($1,000/$5,000) x $500]. Each of these amounts (the $400 and the $100 in the example) will then be deducted from the allocated purchase amount and its associated interest in the manner stated in the preceding paragraph.

The above rules automatically determine the amount of the allocated purchase payment and its associated interest that still remains after any transfer or surrender. The rules do not, however, determine in any way the amount of contingent deferred sales charge that may be due since that charge is based on different rules and different records.

Fixed Annuity Payment Values

We determine the dollar amount of each fixed annuity payment by deducting any applicable premium taxes not previously deducted and then dividing the remaining Fixed Account Value by $1,000 and multiplying the result by the greater of:

o	the applicable factor shown in the appropriate table in the Contract; or

o	the factor we currently offer at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

APPENDIX B

PRIOR CONTRACTS OF THE VARIABLE ACCOUNT

Persons who purchased the variable annuity contracts identified below before May 1, 1992 may continue to make purchase payments under those contracts subject to the terms and conditions of those contracts and this Appendix. All contracts are subject to the transfer limitations and procedures described in "Transfer of Variable Account Value". Persons who purchased non-qualified contracts between April 9, 1981 and September 25, 1981 are not permitted to make any additional purchase payments under those contracts. Such non-qualified contracts are not included in number 4 below.

1. KEYFLEX Contracts (Form #FLEX(4)). The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. Accumulation unit values are shown on Page 10. The dollar cost averaging program for use with the SRMMF Sub-account or the One-Year Guarantee Period of the Fixed Account is available (see "Dollar Cost Averaging" on Page 16).

2. KEYFLEX Contracts (Form #FLEX-I). The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, LFSF, SRBF, SRGSF and SRSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 37-38.

3. FLEX 2 Contracts (Form #FLEX-II). The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, LFSF, SRBF, SRGSF and SRSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 39-40.

4. All K-100 and KeySource Contracts (Form #VA-1-81) Other than those Identified in Numbers 5 and 6 below. The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, SRMMF, SRBF, and SRSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Money Market/Options Investments, Inc.; Managed Assets Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Pages 41-42.

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5. K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code. The current Eligible Mutual Funds are: Evergreen Money Market Fund - A, Evergreen Diversified Bond Fund - A, Evergreen High Income Bond Fund - A, Evergreen Blue Chip Fund - A and Evergreen Small Company Growth Fund - A. On January 23, 1998, the fund names for High Income Bond Fund (B-4), Keystone Liquid Trust, Growth and Income Fund (S-1), and Small Company Growth (S-4) were changed to Evergreen High Income Bond Fund - A, Evergreen Money Market - A, Evergreen Blue Chip - A, and Evergreen Small Company Growth Fund - A, respectively. In addition, the fund names for Diversified Bond Fund (B-2) and Qualified Bond Fund (B-1) were changed to Evergreen Diversified Bond Fund - A. Accumulation unit values are shown on Pages 43-44. As of July 1997, Evergreen Money Market Fund - A (formerly named Keystone Liquid Trust) and Keystone Custodian Fund, Series S-3) were no longer eligible funds available for investment.

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6. All Other K-100 Qualified Contracts (Form #VA-1-81) Issued Before September 25, 1981. The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, SRMMF, SRGSF, SRSVF and SRSVF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Keystone Liquid Trust; Money Market/Options Investments, Inc.; and Growth and Income Fund, Mid-Cap Growth Fund, and Small Company Growth Fund (formerly named Keystone Custodian Fund, Series S-1, S-3, and S-4, respectively). Accumulation unit values for 1991-2000 are shown on Pages 41-42.

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER TWO

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	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Stein Roe Money Market	$19.521	$19.978	120,766	2001
Fund	18.640	19.521	141,415	2000
	18.009	18.640	132,079	1999
	17.348	18.009	100,397	1998
	16.704	17.348	128,486	1997
	16.108	16.704	177,787	1996
	15.443	16.108	204,597	1995
	15.062	15.443	475,023	1994
	14.849	15.062	514,598	1993
	14.530	14.849	582,150	1992

Colonial U.S. Growth &	27.170	26.671	12,214	2001
Income Fund	26.551	27.170	15,895	2000
	24.003	26.551	16,300	1999
	20.227	24.003	43,556	1998
	15.488	20.227	47,700	1997
	12.871	15.488	57,589	1996
	10.048	12.871	73,706	1995
	10.000 (8/11/94)	10.048	5,259	1994

Liberty Federal	22.934	24.243	81,914	2001
Securities Fund	20.932	22.934	79,196	2000
	20.972	20.932	97,510	1999
	19.882	20.972	116,120	1998
	18.460	19.882	138,209	1997
	17.853	18.460	164,783	1996
	15.617	17.853	189,804	1995
	16.065	15.617	233,588	1994
	15.307	16.065	299,033	1993
	14.627	15.307	381,266	1992

Liberty Value Fund	25.708	25.343	32,656	2001
	22.356	25.708	31,207	2000
	21.445	22.356	43,295	1999
	19.537	21.445	63,550	1998
	15.338	19.537	79,459	1997
	13.184	15.338	68,918	1996
	10.258	13.184	57,955	1995
	10.464	10.258	66,152	1994
	10.000 (7/22/93)	10.464	20,759	1993

Stein Roe Balanced Fund	48.453	43.455	252,918	2001
	49.592	48.453	290,003	2000
	44.584	49.592	328,200	1999
	40.111	44.584	406,222	1998
	34.765	40.111	498,914	1997
	30.445	34.765	595,783	1996
	24.566	30.445	714,638	1995
	25.692	24.566	861,315	1994
	23.802	25.692	1,055,478	1993
	22.412	23.802	1,241,344	1992

Stein Roe Global	19.600	16.644	8,217	2001
Utilities Fund	22.860	19.600	8,761	2000
	17.994	22.860	8,986	1999
	15.396	17.994	17,624	1998
	12.107	15.396	13,807	1997
	11.508	12.107	20,126	1996
	8.621	11.508	27,533	1995
	9.727	8.621	31,506	1994
	10.000 (7/21/93)	9.727	52,776	1993

Colonial Strategic	14.146	14.500	146,288	2001
Income Fund	14.314	14.146	178,389	2000
	14.239	14.314	203,097	1999
	13.597	14.239	278,009	1998
	12.606	13.597	331,692	1997
	11.633	12.606	392,216	1996
	10.000 (1/19/95)	11.633	486,417	1995
	Available in 1994 but no accumulation units were purchased.

Colonial International	12.116	9.051	3,495	2001
Fund for Growth	15.046	12.116	58,685	2000
	10.836	15.046	76,755	1999
	9.712	10.836	67,742	1998
	10.114	9.712	17,002	1997
	9.747	10.114	38,348	1996
	9.323	9.747	34,733	1995
	10.000 (5/3/94)	9.323	24,303	1994

Stein Roe Growth Stock Fund	56.640	42.169	117,551	2001
	65.177	56.640	136,270	2000
	48.190	65.177	153,771	1999
	38.146	48.190	185,449	1998
	29.198	38.146	223,973	1997
	24.378	29.198	231,419	1996
	17.919	24.378	239,514	1995
	19.374	17.919	294,345	1994
	18.687	19.374	327,760	1993
	17.744	18.687	377,851	1992

Stein Roe Small	46.120	40.980	89,701	2001
Company Growth Fund	49.363	46.120	107,818	2000
	33.749	49.363	127,345	1999
	41.320	33.749	182,408	1998
	38.805	41.320	218,638	1997
	30.953	38.805	270,844	1996
	28.043	30.953	285,923	1995
	28.059	28.043	301,017	1994
	20.939	28.059	316,873	1993
	18.519	20.939	404,666	1992

Newport Tiger Fund	9.778	7.872	7,158	2001
	11.734	9.778	7,776	2000
	7.071	11.734	10,041	1999
	7.652	7.071	7,872	1998
	11.252	7.652	3,797	1997
	10.242	11.252	23,324	1996
	10.000 (6/8/95)	10.242	4,861	1995

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*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER THREE

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	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Stein Roe Money Market Fund	$19.066	$19.493	753
	18.223	19.066	784	2000
	17.624	18.223	1,226	1999
	16.994	17.624	2,008	1998
	16.379	16.994	11,719	1997
	15.810	16.379	12,242	1996
	15.173	15.810	16,359	1995
	14.813	15.173	25,550	1994
	14.617	14.813	16,027	1993
	14.317	14.617	28,411	1992

Colonial U.S. Growth &	25.343		0	2001
Income Fund	24.790	25.343	0	2000
	22.433	24.790	17	1999
	18.923	22.433	0	1998
	14.503	18.923	688	1997
	12.065	14.503	689	1996
	10.000 (3/7/95)	12.065	1,642	1995
	Available in 1994 but no accumulation units were purchased

Liberty Federal	22.731	24.005	12,169	2001
Securities Fund	20.767	22.731	12,512	2000
	20.827	20.767	14,462	1999
	19.764	20.827	14,578	1998
	18.369	19.764	15,069	1997
	17.783	18.369	15,996	1996
	15.571	17.783	16,594	1995
	16.033	15.571	21,047	1994
	15.292	16.033	23,129	1993
	14.627	15.292	18,834	1992

Liberty Value Fund	13.504	13.299	1,128	2001
	11.755	13.504	1,128	2000
	11.287	11.755	1,162	1999
	10.293	11.287	1,814	1998
	10.000 (9/26/97)	10.293	687	1997
	Available in 1993, 1994, 1995 and 1996 but no accumulation units were purchased.

Stein Roe Balanced Fund	46.364	41.540	16,604	2001
	47.500	46.364	18,470	2000
	42.745	47.500	21,795	1999
	38.494	42.745	27,878	1998
	33.396	38.494	28,016	1997
	29.276	33.396	30,978	1996
	23.646	29.276	36,360	1995
	24.754	23.646	44,913	1994
	22.956	24.754	54,901	1993
	21.636	22.956	59,345	1992

Stein Roe Global Utilities Fund	Available in 1993, 1994, 1995, 1996, 1997, 1998, 1999, and 2000 but no accumulation units were purchased.

Colonial Strategic	13.594	13.920	12,185	2001
Income Fund	13.769	13.594	12,879	2000
	13.710	13.769	17,990	1999
	13.105	13.710	20,161	1998
	12.161	13.105	23,147	1997
	11.234	12.161	26,307	1996
	10.000 (3/14/95)	11.234	29,901	1995
	Available in 1994 but no accumulation units were purchased.

Colonial International	12.106	9.274	0	2001
Fund for Growth	15.049	12.106	0	2000
	10.849	15.049	24	1999
	9.733	10.849	58	1998
	10.146	9.733	58	1997
	9.788	10.146	537	1996
	9.371	9.788	540	1995
	10.000 (5/24/94)	9.371	599	1994

Stein Roe Growth Stock	51.643	38.411	4,684	2001
Fund	59.486	51.643	4,644	2000
	44.025	59.486	4,833	1999
	34.883	44.025	4,594	1998
	26.727	34.883	4,701	1997
	22.337	26.727	5,077	1996
	16.435	22.337	4,239	1995
	17.787	16.435	6,259	1994
	17.173	17.787	6,593	1993
	16.323	17.173	8,430	1992

Stein Roe Small	46.845	41.583	6,857	2001
Company Growth Fund	50.188	46.845	7,202	2000
	34.347	50.188	11,880	1999
	42.093	34.347	19,836	1998
	39.571	42.093	22,741	1997
	31.595	39.571	24,773	1996
	28.653	31.595	24,833	1995
	28.059	28.653	29,605	1994
	21.437	28.059	39,376	1993
	18.978	21.437	47,198	1992

Newport Tiger Fund	8.978	7.220	0	2001
	10.784	8.978	1,473	2000
	6.505	10.784	2,526	1999
	7.046	6.505	1,476	1998
	10.371	7.046	1,477	1997
	10.000 (2/5/96)	10.371	1,762	1996
	Available in 1995 but no accumulation units were purchased

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*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

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1992-2001 ACCUMULATION UNIT VALUES FOR CONTRACTS

DESCRIBED IN NUMBERS FOUR AND SIX
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Stein Roe Money Market	$ 27.681	$ 28.399	458,677	2001
Fund	26.368	27.681	511,252	2000
	25.413	26.368	554,809	1999
	24.421	25.413	639,325	1998
	23.457	24.421	743,550	1997
	22.563	23.457	885,248	1996
	21.580	22.563	930,979	1995
	20.996	21.580	1,184,102	1994
	20.648	20.996	1,384,339	1993
	20.155	20.648	1,697,243	1992

Colonial U.S. Growth &	27.188	26.753	37,756	2001
Income Fund	26.502	27.188	42,302	2000
	23.900	26.502	37,962	1999
	20.091	23.900	50,149	1998
	15.346	20.091	28,870	1997
	12.722	15.346	28,128	1996
	10.000 (1/13/95)	12.722	22,589	1995
	Available in 1994 but no accumulation units were purchased.

Liberty Federal	21.769	23.068	44,502	2001
Securities Fund	19.821	21.769	37,178	2000
	19.809	19.821	38,807	1999
	18.734	19.809	43,444	1998
	17.352	18.734	42,325	1997
	16.740	17.352	42,934	1996
	14.608	16.740	68,359	1995
	14.990	14.608	72,190	1994
	14.248	14.990	114,507	1993
	13.582	14.248	85,079	1992

Liberty Value Fund	25.852	25.548	14,916	2001
	22.426	25.852	12,554	2000
	21.460	22.426	14,459	1999
	19.503	21.460	22,165	1998
	15.274	19.503	13,889	1997
	13.097	15.274	16,326	1996
	10.165	13.097	13,781	1995
	10.344	10.165	10,136	1994
	10.000 (8/3/93)	10.344	8,415	1993

Stein Roe Balanced Fund	48.967	44.024	130,917	2001
	49.996	48.967	143,567	2000
	44.837	49.996	160,309	1999
	40.240	44.837	198,156	1998
	34.791	40.240	212,648	1997
	30.394	34.791	266,198	1996
	24.465	30.394	296,617	1995
	25.524	24.465	299,672	1994
	23.589	25.524	348,975	1993
	22.156	23.589	339,963	1992

Stein Roe Global	19.960	16.991	10,447	2001
Utilities Fund	23.224	19.960	11,400	2000
	18.235	23.224	10,234	1999
	15.564	18.235	9,953	1998
	12.209	15.564	9,597	1997
	11.577	12.209	13,770	1996
	8.651	11.577	24,359	1995
	9.737	8.651	18,049	1994
	10.000 (7/21/93)	9.737	23,195	1993

Colonial Strategic	13.916	14.299	236,317	2001
Income Fund	14.047	13.916	273,383	2000
	13.939	14.047	365,049	1999
	13.279	13.939	410,209	1998
	12.281	13.279	444,370	1997
	11.305	12.281	446,354	1996
	10.000 (2/28/95)	11.305	465,616	1995
	Available in 1994 but no accumulation units were purchased.

Colonial International	12.384	9.274	15,613	2001
Fund for Growth	15.341	12.384	19,543	2000
	11.022	15.341	16,797	1999
	9.855	11.022	18,039	1998
	10.238	9.855	20,489	1997
	9.842	10.238	21,566	1996
	9.390	9.842	27,992	1995
	10.000 (5/25/94)	9.390	44,610	1994

Stein Roe Growth Stock Fund	131.978	98.503	61,068	2001
	151.502	131.978	72,118	2000
	111.743	151.502	76,592	1999
	88.236	111.743	83,655	1998
	67.374	88.236	61,394	1997
	56.113	67.374	66,920	1996
	41.147	56.113	60,347	1995
	44.377	41.147	56,165	1994
	42.701	44.377	66,644	1993
	40.447	42.701	67,611	1992

Stein Roe Small Company	94.656	84.314	128,890	2001
Growth Fund	101.064	94.656	135,411	2000
	68.927	101.064	152,924	1999
	84.183	68.927	193,700	1998
	78.867	84.183	258,066	1997
	62.755	78.867	270,716	1996
	56.716	62.755	329,680	1995
	56.611	56.716	346,355	1994
	42.142	56.611	398,198	1993
	37.181	42.142	446,136	1992

Newport Tiger Fund	10.088	8.142	10,682	2001
	12.077	10.088	15,145	2000
	7.260	12.077	16,110	1999
	7.837	7.260	22,116	1998
	11.496	7.837	21,662	1997
	10.438	11.496	15,623	1996
	10.000 (5/24/95)	10.438	15,701	1995

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*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

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ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED

IN NUMBER FIVE (1992-2001)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year	of Year	of Year	Year

Evergreen Money Market	$24.447	$24.453	1,868	2001
Fund - A	24.441	24.447	2,080	2000
	24.345	24.441	2,088	1999
	24.432	24.345	2,840	1998
	23.930	24.432	0	1997
	23.122	23.930	18,450	1996
	22.238	23.122	21,828	1995
	21.718	22.238	21,067	1994
	21.483	21.718	24,968	1993
	21.102	21.483	27,163	1992

Evergreen Diversified	44.382	46.930	326	2001
Bond Fund - A	41.387	44.382	326	2000
	40.990	41.387	326	1999
	39.560	40.990	2,237	1998
	36.980	39.560	148	1997
	35.378	36.980	708	1996
	31.149	35.378	558	1995
	33.798	31.149	414	1994
	29.983	33.798	254	1993
	27.600	29.983	149	1992

Evergreen High Income	35.756	37.515	421	2001
Bond Fund - A	38.734	35.756	404	2000
	36.441	38.734	388	1999
	35.860	36.441	380	1998
	33.468	35.860	371	1997
	30.569	33.468	481	1996
	28.120	30.569	527	1995
	32.345	28.120	514	1994
	25.880	32.345	579	1993
	22.132	25.880	571	1992

(Accumulation unit values continue on the next page)

ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED

IN NUMBER FIVE (1992-2001) (CONTINUED)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year	of Year	of Year	Year

Evergreen Blue Chip	80.605	66.388	847	2001
Fund - A	92.209	80.605	982	2000
	78.068	92.209	1,631	1999
	66.572	78.068	3,274	1998
	50.864	66.572	3,669	1997
	43.376	50.864	2,664	1996
	33.202	43.376	4,179	1995
	35.621	33.202	5,248	1994
	32.763	35.621	6,382	1993
	33.076	32.763	7,180	1992

Evergreen Small Company	60.578	49.708	1,392	2001
Growth Fund - A	68.897	60.578	1,720	2000
	39.622	68.897	2,346	1999
	47.822	39.622	5,448	1998
	41.893	47.822	6,529	1997
	42.685	41.893	10,123	1996
	32.263	42.685	9,696	1995
	32.527	32.263	12,813	1994
	26.208	32.527	13,929	1993
	24.094	26.208	16,338	1992

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Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

APPENDIX C

TELEPHONE INSTRUCTIONS

Telephone Transfers of Contract Values

1. If there are joint Contract Owners, both must authorize us to accept telephone instructions but either Owner can give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Contract Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Contract may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:

o	we receive your written revocation,

o	we discontinue the privilege, or

o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Contract and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX D

DOLLAR COST AVERAGING

We offer a dollar cost averaging program that you may participate in. The program periodically transfers Accumulation Units from the SRMMF Sub-account or the One-Year Guarantee Period of the Fixed Account to other Sub-accounts you select. The program allows you to invest in non-"money market" Sub-accounts over time rather than having to invest in those Sub-accounts all at once.

The program is available for initial and subsequent purchase payments and for Contract Value transferred into the SRMMF Sub-account or One-Year Guarantee Period. Under the program, we make automatic transfers on a periodic basis out of the SRMMF Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts. We may limit the number of Sub-accounts you may choose but there are currently no limits. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

You must specify in writing the SRMMF Sub-account or One-Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred and the Sub-account(s) to which the transfers are to be made. The minimum amount to be transferred is $150. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of your request. Each succeeding transfer will occur one month later. If the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8. When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments to the SRMMF Sub-account or One-Year Guarantee Period or by transferring Contract Value to the SRMMF Sub-account or One-Year Guarantee Period. You may, in writing or by telephone, change the monthly amount to be transferred, change the Sub-account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures we establish from time to time. The current conditions and procedures appear below and you will be notified, in advance, of any changes.

1. If there are joint Contract Owners, either Owner can give us telephone transfer instructions.

2. All callers will be required to identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You bear the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. Telephone authorization shall continue in force until:

o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

6. We must receive your telephone instructions at 800-367-3653 before 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer.

7. Once we accept instructions, they may not be canceled. New telephone instructions may be given on the following business day.

8. All instructions must be made in accordance with the terms of the Contract and current prospectus. If the instructions are not in good order, we will not execute them and will notify the caller within 48 hours.

Distributed by:

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Keyport Financial Services Corp.

One Sun Life Executive Park, Wellesley Hills, MA 02481

Issued by:

Keyport Life Insurance Company

One Sun Life Executive Park, Wellesley Hills, MA 02481

KAVP	5/2002


Yes.	I would like to receive the Keyport Preferred Advisor Variable Annuity Statement of Additional Information.

Yes.	I would like to receive the SteinRoe Variable Investment Trust Statement of Additional Information.

Yes.	I would like to receive the Liberty Variable Investment Trust Statement of Additional Information.

Name

Address

City, State Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

KEYPORT LIFE INSURANCE CO

125 HIGH STREET

BOSTON, MA 02110-2712

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

PART B

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KMA VARIABLE ACCOUNT

AND

KEYPORT LIFE INSURANCE COMPANY ("Keyport")

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This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the variable annuity prospectus dated May 1, 2002. The prospectus is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.

The date of this statement of additional information is May 1, 2002

KMA2002.SAI

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KEYPORT LIFE INSURANCE COMPANY

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Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1034 with common shares listed on the Toronto, New York, London and Philippines stock exchanges, is the ultimate corporate parent of Keyport. For additional information about Keyport, see page 14 of the prospectus.


VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-account payments; less (b) the pro-rata amount of the annual Contract Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Contract Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Contract's annuity table for the particular payment option; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport first purchased the Eligible Fund shares of SteinRoe Variable Investment Trust and Liberty Variable Investment Trust on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at $10. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor (See "Net Investment Factor" in the prospectus). This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

(a)	is equal to the net investment factor defined on page 21 of the prospectus without any deduction for the sales charge defined in (c)(ii) on that page; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 6% per year (3% per year for Florida contracts and 5% per year for Oregon contracts.) An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option 1 (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Any change requested must be at least six months after a prior selection. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 10% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

PRINCIPAL UNDERWRITER

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The Contract, which is offered continuously, is distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned subsidiary of Keyport. During the fiscal years ended December 31, 2001, 2000, 1999, Keyport paid KFSC underwriting commissions for the Contract of $0.00, $0.00, and $0.00, respectively.

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SAFEKEEPING OF ASSETS

Keyport acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Keyport has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

EXPERTS

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Ernst & Young LLP, independent auditors, have audited our consolidated financial statements at December 31, 2001 and 2000, and for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the years ended December 31, 2000 and 1999, and the financial statements of the Variable Account at December 31, 2001 and for each of the two years in the period ended December 31, 2001, as set forth in their reports. We've included our financial statements in the statement of additional information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Their principal office is located at 200 Clarendon Street, Boston, Massachusetts.

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INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report) or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity. Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.


The tables below provide performance results for each Sub-Account through December 31, 2001. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract Owner. Moreover, the performance information for four of the Sub-Accounts (SRMSF, SRBF, SRGSF and SRSVF) reflects the investment experience of the Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Trust replaced these other mutual funds as the Eligible Funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B of the prospectus. The performance information for the same four Sub-Accounts also reflects historical asset-based charges for the period before May 1, 1989 that are at a lower level than the current asset-based charges.

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Average Annual Total Return for a Contract that is Surrendered and for a Contract that Continues

The first section of the following table was calculated using the method prescribed by the Securities and Exchange Commission. It illustrates each Sub-Account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the contract at the end of each period. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period specified.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Contract and the Sub-Account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Contract is surrendered; the annual 1.25% Mortality and Expense Risk Charge; for any period on or after May 1, 1989, the annual 0.15% sales charge; and, on an allocated basis, the Contract's Contract Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-Account is equal to the percentage charge in effect at the end of the period multiplied by: the assumed $1,000 payment less any amount of that payment that is free of Contingent Deferred Sales Charge under the Contract's surrender provisions. The percentage charge declines from 7% to 1% over 7 years by 1% per year. The Contract Maintenance Charge used in the calculations for a particular Sub-Account is equal to a dollar and time-weighted average for that Sub-Account based on a yearly charge of $30 for the portion of the period shown that is before 7/1/94 and $36 for any later portion of that period. A particular Sub-Account's prorated portion is then equated to a $1,000 basis by multiplying it by a fraction equal to $1,000 divided by the average Contract Value in that Sub-Account during the period shown.

The second section of the table was calculated in the same manner as the first except no Contingent Deferred Sales Charge was deducted since it is assumed the Contract continues through the end of each period.

If the current charges under the Contracts had been in effect during the period before May 1, 1989, any total return percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).

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Average Annual Total Return for a

Contract Surrendered on 12/31/01

Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Contract
Sub-Account	Year	Years	Years	Years	Inception Shown
LFSF	-0.45%	3.54%	5.10%	5.02%	5.22%(10/27/86)
SRBF	-15.82%	-2.37%	4.05%	6.68%	6.00%(05/14/85)
SRGSF	-30.12%	-5.82%	7.15%	8.87%	9.78%(05/26/87)
SRSCGF	-16.60%	5.31%	0.54%	8.10%	6.97%(05/16/85)
SRGUF	-21.14%	-4.06%	6.09%	N/A	6.06%(07/01/93)
CGIF	-30.63%	-7.27%	-2.75%	N/A	-1.45%(07/01/93)
LVFG	-8.46%	4.33%	10.12%	N/A	11.35%(05/03/94)
CUSGIF	-8.44%	2.13%	11.04%	N/A	14.31%(07/05/94)
CSIF	-4.65%	-0.91%	2.31%	N/A	5.01%(07/05/94)
NTF	-25.24%	2.20%	-7.43%	N/A	-2.20%(05/01/95)

* See footnote 1 on page 7 of the prospectus for the expense reimbursement percentages applicable to the Funds of the SteinRoe Trust. See footnote 1 on page 7 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds. The return percentages shown would be lower without this expense reimbursement.

Average Annual Total Return for a

Contract Still in force on 12/31/01

Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Contract
Sub-Account	Year	Years	Years	Years	Inception Shown
LFSF	5.55%	4.79%	5.44%	5.02%	5.23%(10/27/86)
SRBF	-10.45%	-1.00%	4.41%	6.69%	6.01%(05/14/85)
SRGSF	-25.66%	-4.49%	7.47%	8.88%	9.78%(05/26/87)
SRSCGF	-11.28%	6.53%	0.95%	8.10%	6.97%(05/16/85)
SRGUF	-15.21%	-2.71%	6.41%	N/A	6.07%(07/01/93)
LVIF	-1.57%	5.57%	10.40%	N/A	11.36%(07/01/93)
CIFG	-25.41%	-5.96%	-2.34%	N/A	-1.44%(05/03/94)
CUSGIF	-1.98%	3.42%	11.32%	N/A	14.31%(07/05/94)
CSIF	2.35%	0.46%	2.69%	N/A	5.02%(07/13/94)
NTF	-19.62%	3.48%	-7.03%	N/A	-2.44%(05/01/95)

* See footnote 1 on page 7 of the prospectus for the expense reimbursement percentages applicable to the Funds of the SteinRoe Trust. See footnote 1 on page 7 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds. The return percentages shown would be lower without this expense reimbursement.

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Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-Account and is computed differently than the standardized average annual total return information.

A Sub-Account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-Account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Contract's annual 1.25% Mortality and Expense Risk Charge and for any period on or after May 1, 1989, the annual .15% sales charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Contract Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.

If the current charges under the Contract had been in effect during the period before May 1, 1989, any change percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).

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	Average Annual Change
	In Accumulation Unit	12-Month Period Change
	Value From Contract	in Accumulation Unit Value**
Sub-	Inception Shown
Account	through 12/31/01**	1992	1993	1994	1995
LFSF	5.23%(10/27/86)	4.49%	4.79%	-2.93%	14.15%
SRBF	6.01%(05/14/85)	6.04%	7.78%	-4.52%	23.75%
SRGSF	9.78%(05/26/87)	5.16%	3.52%	-7.64%	35.84%
SRSCGF	6.97%(05/16/85)	12.90%	33.80%	-0.21%	10.21%
SRGUF	6.07%(07/01/93)	N/A	-2.38%*	-11.51%	33.29%
LVIF	11.36%(07/01/93)	N/A	4.28%*	-2.12%	28.34%
CIFG	-1.44%(05/03/94)	N/A	N/A	-6.86%*	4.39%
CUSGIF	14.31%(07/05/94)	N/A	N/A	3.69%*	27.91%
CSIF	5.02%(07/13/94)	N/A	N/A	0.14%*	16.67%
NTF	-2.04%(05/01/95)	N/A	N/A	N/A	14.45%*
	12-Month Period Change in Accumulation Unit Value**

Sub-Account	1996	1997	1998	1999	2000	2001
LFSF	3.24%	7.54%	5.32%	-0.34%	9.40%	5.55%
SRBF	14.02%	15.21%	10.99%	11.07%	-2.44%	-10.45%
SRGSF	19.59%	30.45%	26.14%	35.05%	-13.23%	-25.66%
SRSCGF	25.18%	6.32%	-18.45%	46.05%	-6.71%	-11.28%
SRGUF	5.05%	26.98%	16.70%	26.86%	14.39%	-15.21%
LVIF	16.16%	27.19%	9.60%	4.09%	14.83%	-1.57%
CIFG	3.61%	-4.12%	11.40%	38.64%	-19.59%	-25.41%
CUSGIF	20.14%	30.41%	18.49%	10.45%	2.18%	-1.98%
CSIF	8.20%	7.70%	4.56%	0.38%	-1.32%	2.35%
NTF	9.70%	-32.09%	-7.73%	65.70%	-16.80%	-19.62%

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* Percentage of change is for less than 12 months; it is for the period from the inception date shown in the second column to the end of the year.

** Expense reimbursement was applicable to SRMSF beginning January 1, 1989 to the extent expenses, including management fees, exceeded 1.00% of average annual assets. See footnote 1 on page 7 of the prospectus for the expense reimbursement percentages applicable to SRMSF and the other Funds of the SteinRoe Trust beginning May 1, 1993. See footnote 1 on page 7 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds beginning July 1, 1993; CSIF was at 1.00% before May 1, 1995 when it decreased to .80%. The return percentages shown would be lower without this expense reimbursement.

Yields for SRMMF Sub-Account

Yield and effective yield percentages for the SRMMF Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 1.40% asset-based Contract charges. Both yields also reflect, on an allocated basis, the Contract's annual $36 Contract Maintenance Charge. Both yields do not reflect Contingent Deferred Sales Charges and premium taxes. The yields would be lower if these charges were included. The following are the standardized formulas:

Yield equals:   (A - B - 1) x  365

                            C                7

Effective Yield Equals:   (A - B)365/7 - 1

                                            C

Where:

A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Contract Maintenance Charge for the 7-day period. The assumed annual SRMMF charge is equal to the $36 Contract charge multiplied by a fraction equal to the average number of Contracts with SRMMF Sub-Account value during the 7-day period divided by the average total number of Contracts during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one SRMMF Accumulation Unit during the 7-day period divided by the average Contract Value in SRMMF Sub-Account during the 7-day period.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the SRMMF Sub-Account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.

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For the 7-day period ended 12/31/01 the yield for the SRMMF Sub-Account was 0.17% and the effective yield was 0.26%.

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FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Life Insurance Company are included in the statement of additional information. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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Report of Independent Auditors

To the Board of Directors of Keyport Life Insurance Company

and Contract Owners of KMA Variable Account

We have audited the accompanying statement of assets and liabilities of Keyport Life Insurance Company-KMA Variable Account (comprising, respectively, the Evergreen Money Market Fund (A), Evergreen Diversified Bond Fund (A), Evergreen High Income Bond Fund (A), Evergreen Blue Chip Fund (A), Evergreen Small Company Growth Fund (A), Liberty Value Fund VS (A), SteinRoe Global Utilities Fund VS (A), Colonial International Fund for Growth VS (A), Colonial Strategic Income Fund VS (A), Colonial US Growth and Income Fund VS (A), Newport Tiger Fund VS (A), SteinRoe Money Market Fund VS (A), SteinRoe Small Company Growth Fund VS (A), SteinRoe Balanced Fund VS (A), Liberty Federal Securities Fund VS (A), SteinRoe Growth Stock Fund VS (A)) as of December 31, 2001, and the related statement of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keyport Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company - KMA Variable Account at December 31, 2001 and the results of its operations and changes in its net assets for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Boston, Massachusetts

April 5, 2002

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Assets and Liabilities

December 31, 2001
Assets
Investments at market value:
Keystone Custodian Funds
Evergreen Money Market Fund - A - 74,140 shares (cost $74,140)	$74,140
Evergreen Diversified Bond Fund - A - 1,778 shares (cost $27,610)	26,089
Evergreen High Income Bond Fund - A - 4,894 shares (cost $28,114)	15,808
Evergreen Blue Chip Fund - A - 3,151 shares (cost $56,102)	77,538
Evergreen Small Company Growth Fund - A - 42,243 shares (cost $252,157)	182,066

Liberty Variable Investment Trust
Liberty Value Fund VS (A) - 3,591,635 shares (cost $38,864,763)	49,636,390
SteinRoe Global Utilities Fund VS (A) -1,765,632 shares (cost $17,912,349)	19,157,107
Colonial International Fund for Growth VS (A) - 4,155,545 shares (cost $8,264,623)	6,067,096
Colonial Strategic Income Fund VS (A) - 2,682,017 shares (cost $28,580,635)	23,923,595
Colonial U.S. Growth & Income Fund VS (A) - 2,616,196 shares (cost $31,745,130)	40,681,855
Newport Tiger Fund VS (A) - 8,714,595 shares (cost $17,933,041)	15,424,833

SteinRoe Variable Investment Trust
SteinRoe Money Market Fund VS (A) - 47,313,389 shares (cost $47,313,390)	47,313,390
SteinRoe Small Company Growth Fund VS (A) - 6,683,040 shares (cost $88,568,979)	60,815,663
SteinRoe Balanced Fund VS (A) - 8,152,386 shares (cost $98,528,610)	112,992,072
Liberty Federal Securities Fund VS (A) - 2,309,789 shares (cost $23,108,505)	25,061,210
SteinRoe Growth Stock Fund VS (A) - 3,101,240 shares (cost $56,235,913)	86,648,640

$488,097,492
Total assets

Liabilities
Variable annuity contracts	$456,055,387
Annuity reserves	22,382,159
Retained by Keyport Life Insurance Company	9,659,946

Total liabilities	$488,097,492

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000
	Evergreen Money		Evergreen Diversified
	Market Fund - A		Bond Fund - A
	2001	2000	2001	2000
Income
Dividends	$796	$798	$1,558	$1,602
Expenses
Mortality and expense risk
and administrative charges	717	734	274	247
Net investment income (expense)	79	64	1,284	1,355
Realized gain (loss) on sale	-	-	2
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)			-
during the year	-	-	112	297
Net increase (decrease) in net assets
from operations	79	64	1,398	1,652

Purchase payments from contract owners	-	-		-
Transfers between accounts	398	787	-	278
Contract terminations and annuity payouts	(5,003)			(278)
Net increase (decrease) in net assets from
contract transactions	(4,605)	787	-	-

Assets at beginning of year	78,666	77,815	24,691	23,039

Assets at end of year	$74,140	$78,666	$26,089	$24,691

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000
	Evergreen High		Evergreen Blue Chip
	Income Bond Fund - A		Fund - A
	2001	2000	2001	2000
Income
Dividends	$1,401	$1,357	$-	$7,598
Expenses
Mortality and expense risk
and administrative charges	173	160	939	1,339
Net investment income (expense)	1,228	1,197	(939)	6,259
Realized gain (loss) on sale		-	1,586	31,714
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the year	(532)	(2,389)	(18,332)	(55,807)
Net increase (decrease) in net assets
from operations	696	(1,192)	(17,685)	(17,834)

Purchase payments from contract owners	676	594		-
Transfers between accounts	-		(130)	817
Contract terminations and annuity payouts		-	(9,613)	(57,946)
Net increase (decrease) in net assets from
contract transactions	676	594	(9,743)	(57,129)

Assets at beginning of year	14,436	15,034	104,966	179,929

Assets at end of year	$15,808	$14,436	$77,538	$104,966

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000
		Evergreen Small Company
		Growth Fund - A		Liberty Value Fund VS (A) 1
		2001	2000	2001	2000
Income
Dividends		$-	$95,316	$676,009	$997,066
Expenses
Mortality and expense risk
and administrative charges		2,172	3,122	811,269	952,637
Net investment income (expense)		(2,172)	92,194	(135,260)	44,429
Realized gain (loss) on sale		(4,970)	8,519	2,069,876	323,221
Realized gain distributions		-	-	3,495,459	-
Unrealized appreciation (depreciation)
during the year		(37,152)	(133,669)	(6,745,555)	8,102,999
Net increase (decrease) in net assets
from operations		(44,294)	(32,956)	(1,315,480)	8,470,649

Purchase payments from contract owners		675	595	265,250	225,753
Transfers between accounts		(305)	174	(1,000,181)	(2,664,508)
Contract terminations and annuity payouts		(15,756)	(44,196)	(13,652,094)	(15,373,751)
Net increase (decrease) in net assets from
contract transactions		(15,386)	(43,427)	(14,387,025)	(17,812,506)

Assets at beginning of year		241,746	318,129	65,338,895	74,680,752

Assets at end of year		$182,066	$241,746	$49,636,390	$65,338,895

	1	Name changed from Colonial Growth & Income Fund effective June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000
	SteinRoe Global		Colonial International
	Utilities Fund VS (A)		Fund for Growth VS (A)
	2001	2000	2001	2000
Income
Dividends	$342,808	$3,696,809	$-	$1,805,610
Expenses
Mortality and expense risk
and administrative charges	374,597	673,657	118,819	202,757
Net investment income (expense)	(31,789)	3,023,152	(118,819)	1,602,853
Realized gain (loss) on sale	966,333	4,999,598	(710,895)	554,913
Realized gain distributions	658,585	-	-	-
Unrealized appreciation (depreciation)
during the year	(5,896,891)	(14,450,007)	(1,948,889)	(5,342,812)
Net increase (decrease) in net assets
from operations	(4,303,762)	(6,427,257)	(2,778,603)	(3,185,046)

Purchase payments from contract owners	100,908	141,614	25,228	58,439
Transfers between accounts	(1,198,892)	(886,059)	(1,138,993)	(237,893)
Contract terminations and annuity payouts	(9,603,127)	(12,260,241)	(1,826,257)	(2,179,983)
Net increase (decrease) in net assets from
contract transactions	(10,701,111)	(13,004,686)	(2,940,022)	(2,359,437)

Assets at beginning of year	34,161,980	53,593,923	11,785,721	17,330,204

Assets at end of year	$19,157,107	$34,161,980	$6,067,096	$11,785,721

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000
	Colonial Strategic		Colonial U.S. Growth
	Income Fund VS (A)		& Income Fund VS (A)
	2001	2000	2001	2000
Income
Dividends	$2,093,330	$2,999,637	$415,471	$6,192,076
Expenses
Mortality and expense risk
and administrative charges	384,308	519,354	655,484	837,950
Net investment income (expense)	1,709,022	2,480,283	(240,013)	5,354,126
Realized gain (loss) on sale	(699,215)	(1,021,879)	1,324,572	1,773,081
Realized gain distributions	-	-	5,670,357	-
Unrealized appreciation (depreciation)
during the year	(328,353)	(1,979,832)	(7,970,569)	(6,284,763)
Net increase (decrease) in net assets
from operations	681,454	(521,428)	(1,215,653)	842,444

Purchase payments from contract owners	97,483	162,037	174,351	259,805
Transfers between accounts	(778,028)	(2,449,559)	(1,094,011)	(3,611,969)
Contract terminations and annuity payouts	(6,557,778)	(11,477,736)	(9,846,717)	(11,817,495)
Net increase (decrease) in net assets from
contract transactions	(7,238,323)	(13,765,258)	(10,766,377)	(15,169,659)

Assets at beginning of year	30,480,464	44,767,150	52,663,885	66,991,100

Assets at end of year	$23,923,595	$30,480,464	$40,681,855	$52,663,885

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000
			SteinRoe
	Newport Tiger Fund VS (A)		Money Market Fund VS (A)
	2001	2000	2001	2000
Income
Dividends	$129,741	$192,622	$1,705,077	$3,089,391
Expenses
Mortality and expense risk
and administrative charges	106,386	180,587	649,553	711,200
Net investment income (expense)	23,355	12,035	1,055,524	2,378,191
Realized gain (loss) on sale	(541,171)	43,464	-	-
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the year	(3,354,932)	(4,327,802)	-	-
Net increase (decrease) in net assets
from operations	(3,872,748)	(4,272,303)	1,055,524	2,378,191

Purchase payments from contract owners	26,879	68,207	274,766	505,247
Transfers between accounts	(647,254)	(955,713)	22,707,048	15,903,244
Contract terminations and annuity payouts	(1,291,805)	(2,618,524)	(25,793,763)	(26,915,013)
Net increase (decrease) in net assets from
contract transactions	(1,912,180)	(3,506,030)	(2,811,949)	(10,506,522)

Assets at beginning of year	21,209,761	28,988,094	49,069,815	57,198,146

Assets at end of year	$15,424,833	$21,209,761	$47,313,390	$49,069,815

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000
	SteinRoe Small
	Company Growth Fund VS (A)		SteinRoe Balanced Fund VS (A)
	2001	2000	2001	2000
Income
Dividends	$-	$-	$4,334,871	$14,915,340
Expenses
Mortality and expense risk
and administrative charges	969,799	1,541,872	1,927,989	2,760,607
Net investment income (expense)	(969,799)	(1,541,872)	2,406,882	12,154,733
Realized gain (loss) on sale	939,478	6,749,477	2,449,510	8,784,255
Realized gain distributions	32,715,804	-	5,408,585	-
Unrealized appreciation (depreciation)
during the year	(42,377,163)	(9,452,995)	(26,300,278)	(25,072,405)
Net increase (decrease) in net assets
from operations	(9,691,680)	(4,245,390)	(16,035,301)	(4,133,417)

Purchase payments from contract owners	222,622	364,990	466,490	807,200
Transfers between accounts	(1,763,547)	(1,786,554)	(4,144,708)	(7,129,420)
Contract terminations and annuity payouts	(13,798,290)	(21,311,295)	(31,560,490)	(47,254,605)
Net increase (decrease) in net assets from
contract transactions	(15,339,215)	(22,732,859)	(35,238,708)	(53,576,825)

Assets at beginning of year	85,846,558	112,824,807	164,266,081	221,976,323

Assets at end of year	$60,815,663	$85,846,558	$112,992,072	$164,266,081

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000
		Liberty Federal
		Securities Fund VS (A)2		SteinRoe Growth Stock Fund VS (A)
		2001	2000	2001	2000
Income
Dividends		$1,658,855	$2,030,622	$-	$27,808,714
Expenses
Mortality and expense risk
and administrative charges		394,001	450,349	1,579,156	2,790,504
Net investment income (expense)		1,264,854	1,580,273	(1,579,156)	25,018,210
Realized gain (loss) on sale		150,127	(96,697)	4,449,914	2,464,166
Realized gain distributions		-	-	20,973,387	-
Unrealized appreciation (depreciation)
during the year		40,210	1,202,789	(60,022,559)	(50,272,954)
Net increase (decrease) in net assets
from operations		1,455,191	2,686,365	(36,178,414)	(22,790,578)

Purchase payments from contract owners		53,506	89,535	417,087	987,043
Transfers between accounts		2,374,351	(1,434,711)	(5,740,172)	6,184,104
Contract terminations and annuity payouts		(7,356,586)	(8,210,815)	(24,720,103)	(36,440,134)
Net increase (decrease) in net assets from
contract transactions		(4,928,729)	(9,555,991)	(30,043,188)	(29,268,987)

Assets at beginning of year		28,534,748	35,404,374	152,870,242	204,929,807

Assets at end of year		$25,061,210	$28,534,748	$86,648,640	$152,870,242

	2	Name changed from Stein Roe Mortgage Securities Fund effective May 1, 2001

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Total	Total
	2001	2000
Income
Dividends	$11,359,917	$63,834,558
Expenses
Mortality and expense risk
and administrative charges	7,975,636	11,627,076
Net investment income (expense)	3,384,281	52,207,482
Realized gain (loss) on sale	10,395,147	24,613,832
Realized gain distributions	68,922,177	-
Unrealized appreciation (depreciation)
during the year	(154,960,883)	(108,069,350)
Net increase (decrease) in net assets
from operations	(72,259,278)	(31,248,036)

Purchase payments from contract owners	2,125,921	3,671,059
Transfers between accounts	7,575,576	933,018
Contract terminations and annuity payouts	(146,037,382)	(195,962,012)
Net increase (decrease) in net assets from
contract transactions	(136,335,885)	(191,357,935)

Assets at beginning of year	696,692,655	919,298,626

Assets at end of year	$488,097,492	$696,692,655

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 2001

1. Organization

KMA Variable Account (the "Variable Account") is a separate investment account established by Keyport Life Insurance Company (the "Company") to receive and invest premium payments under flexible purchase payment deferred and immediate variable annuity contracts issued by the Company. The Variable Account operates as a Unit Investment Trust under the Investment Company Act of 1940 and invests in eligible mutual funds.

With the exception of K-100 contractholders, there are currently two funding vehicles available to the Variable Account, the SteinRoe Variable Investment Trust ("SRVIT") and the Liberty Variable Investment Trust ("LVIT"). A third trust, Keystone Custodian Funds, is only available to existing K-100 contractholders. This contract series was issued prior to May 1, 1986. There are currently eleven available subaccounts within the Variable Account to which contract funds may be allocated.

On May 1, 2001, the fund name for SteinRoe Mortgage Securities Fund was changed to Liberty Federal Securities Fund. On June 1, 2000, the fund name of Colonial Growth and Income Fund was changed to Liberty Value Fund.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the SRVIT and LVIT funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company.

The net assets retained by the Company represent seed money shares invested in certain sub-accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company does not anticipate any tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account.

If a policyholder's financial transaction is not executed on the appropriate investment date, a correcting buy or sell of shares is required by the Company to make the policyholder whole. The resulting risk of a gain or loss does not have any effect on the policyholder's account and is fully assumed by the Company. Amounts retained by the Company are invested in the Variable Account for this purpose.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

3. Expenses

There are not any deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk. The effective annual rates as a percentage of contract value are as follow:

Keyport Flex I: 1.25%

Keyport Flex II: 1.35%

Keystone 100: 1.00%

Preferred Advisor: 1.25%; a daily sales charge is also deducted at an effective annual rate of 0.15% of contract value.

Preferred Advisor Employee: 0.35%

4. Affiliated Company Transactions

The Company provides administrative services necessary for the operation of the Variable Account. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc. (Stein Roe), is the investment advisor to the SRVIT. Liberty Advisory Services Corporation (LASC) is the investment advisor to the LVIT. Colonial Management Associates, Inc. (Colonial) is the investment sub-advisor to the LVIT. Keyport Financial Services Corp. (KFSC), a wholly owned subsidiary of the Company, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is based upon the fair value of the mutual funds.

KFSC was a wholly owned subsidiary of LASC until October 31, 2001 at which time LASC dividended its ownership of KFSC to the Company. LASC was a wholly owned subsidiary of the Company and, Stein Roe and Colonial were affiliates of the Company through October 31, 2001. On November 1, 2001, the Company was sold to Sun Life Financial of Canada (U.S.) Holdings, Inc., an indirect subsidiary of Sun Life Assurance Company of Canada, which is a subsidiary of Sun Life Financial Services, Inc.

5. New Audit Guide

Effective January 1, 2001, the Variable Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Variable Account have changed as a result of the adoption of the Guide. The financial statement presentation of the Variable Account for the years prior to 2001 has not been restated.

6. Unit Values

A summary of the accumulation unit values at December 31, 2001 and 2000, the accumulation units and dollar value, the investment income ratios,the expense ratios (excluding expenses of the underlying funds) and the total return for the year ended December 31, 2001 are as follows:

	2000	2001			INVESTMENT
	UNIT	UNIT			INCOME	EXPENSE	TOTAL
	VALUE	VALUE	UNITS	DOLLARS	RATIO*	RATIO**	RETURN***
Evergreen Money Market Fund - A
K100 Qualified	$ 24.4468	$24.4530	1,867.7108	$ 45,671	1.05%	1.00%	0.03%

Evergreen Diversified Bond Fund - A
K100 Qualified	44.3820	46.9299	325.5317	15,277	6.14%	1.00%	5.74%

Evergreen High Income Bond Fund - A
K100 Qualified	35.7564	37.5154	421.3729	15,808	9.26%	1.00%	4.92%

Evergreen Blue Chip Fund - A
K100 Qualified	80.6053	66.3884	847.4907	56,264	0.00%	1.00%	(17.64)%

Evergreen Small Company Growth Fund - A
K100 Qualified	60.5776	49.7075	1,392.3643	69,211	0.00%	1.00%	(17.94)%
K100 Non-Qualified	68.8543	56.4988	1,916.7789	108,296	0.00%	1.00%	(17.94)%

Liberty Value Fund VS (A)
K100	25.8522	25.5475	14,916.1717	381,070	1.47%	1.00%	(1.18)%
Flex I	25.7084	25.3430	32,655.9516	827,599	1.38%	1.24%	(1.42)%
Flex II	13.5041	13.2990	1,127.5980	14,996	1.35%	1.34%	(1.52)%
Preferred Advisor	25.3527	24.9548	1,803,486.7613	45,005,601	1.17%	1.39%	(1.57)%
Employee	27.2260	27.0804	2,175.6740	58,918	1.36%	0.35%	(0.53)%

SteinRoe Global Utilities Fund VS (A)
K100	19.9598	16.9914	10,446.8266	177,506	1.51%	1.00%	(14.87)%
Flex I	19.5997	16.6439	8,216.7680	136,759	1.53%	1.24%	(15.08)%
Preferred Advisor	19.4647	16.5044	1,070,107.9000	17,661,435	1.27%	1.39%

Colonial International Fund for Growth VS (A)
K100	12.3836	9.2743	15,613.1094	144,801	0.00%	1.00%	(25.11)%
Flex I	12.1155	9.0512	3,495.3281	31,637	0.00%	1.24%	(25.29)%
Preferred Advisor	11.9957	8.9482	573,217.3086	5,129,264	0.00%	1.39%	(25.41)%
Employee	13.1873	9.9408	2,125.3709	21,128	0.00%	0.35%	(24.62)%

Colonial Strategic Income Fund VS (A)
K100	13.9161	14.2994	236,316.8923	3,379,188	8.26%	1.00%	2.75%
Flex I	14.1456	14.4996	146,287.9383	2,121,115	8.00%	1.24%	2.50%
Flex II	13.5935	13.9198	12,184.5149	169,606	8.62%	1.34%	2.40%
Preferred Advisor	14.1019	14.4330	1,161,047.4426	16,757,441	7.53%	1.39%	2.35%
Employee	14.9817	15.4946	722.6232	11,197	8.89%	0.35%	3.42%

6. Unit Values (continued)
	2000	2001			INVESTMENT
	UNIT	UNIT			INCOME	EXPENSE	TOTAL
	VALUE	VALUE	UNITS	DOLLARS	RATIO*	RATIO**	RETURN***
Colonial U.S. Growth & Income Fund VS (A)
K100	$ 27.1858	$ 26.7526	37,756.2824	$ 1,010,078	0.95%	1.00%	(1.59)%
Flex I	27.1700	26.6713	12,214.2236	325,770	0.81%	1.24%	(1.84)%
Preferred Advisor	27.7884	27.2374	1,361,532.3597	37,084,572	0.89%	1.39%	(1.98)%
Employee	29.8476	29.5634	287.3586	8,495	0.98%	0.35%	(0.95)%

Newport Tiger Fund VS (A)
K100	10.0882	8.1415	10,682.4355	86,971	0.61%	1.00%	(19.3)%
Flex I	9.7780	7.8717	7,158.2724	56,348	0.72%	1.24%	(19.5)%
Preferred Advisor	10.8457	8.7181	627,665.6963	5,472,023	0.65%	1.39%	(19.62)%
Employee	11.5042	9.3450	841.4648	7,863	0.75%	0.35%	(18.77)%

SteinRoe Money Market Fund VS (A)
K100	27.6811	28.3989	458,677.2500	13,025,942	3.57%	1.00%	2.59%
Flex I	19.5208	19.9779	120,765.7431	2,412,645	3.47%	1.24%	2.34%
Flex II	19.0656	19.4927	753.3959	14,686	3.58%	1.34%	2.24%
Preferred Advisor	15.4366	15.7743	1,955,935.4668	30,853,456	3.53%	1.39%	2.19%
Employee	13.9076	14.3612	9.5366	137	2.57%	0.35%	3.26%

SteinRoe Small Company Growth Fund VS (A)
K100	94.6555	84.3141	128,889.5808	10,867,210	0.00%	1.00%	(10.93)%
Flex I	46.1203	40.9804	89,701.1459	3,675,987	0.00%	1.24%	(11.14)%
Flex II	46.8454	41.5833	6,857.0288	285,138	0.00%	1.34%	(11.23)%
Preferred Advisor	34.5414	30.6456	1,422,849.8167	43,604,093	0.00%	1.39%	(11.28)%
Employee	21.6519	19.4124	17,681.5172	343,240	0.00%	0.35%	(10.34)%

SteinRoe Balanced Fund VS (A)
K100	48.9668	44.0241	130,917.0789	5,763,502	3.03%	1.00%	(10.09)%
Flex I	48.4533	43.4553	252,918.3476	10,990,636	2.99%	1.24%	(10.32)%
Flex II	46.3636	41.5400	16,603.9214	689,726	3.08%	1.34%	(10.40)%
Preferred Advisor	29.4597	26.3812	3,392,455.1430	89,497,001	3.15%	1.39%	(10.45)%
Employee	20.4421	18.4986	6,381.6896	118,052	2.93%	0.35%	(9.51)%

Liberty Federal Securities Fund VS (A)
K100	21.7694	23.0683	44,502.0790	1,026,589	5.09%	1.00%	5.97%
Flex I	22.9343	24.2431	81,914.3182	1,985,855	5.96%	1.24%	5.71%
Flex II	22.7313	24.0047	12,169.0261	292,114	5.89%	1.34%	5.60%
Preferred Advisor	20.5261	21.6648	966,698.5078	20,943,314	6.27%	1.39%	5.55%

6. Unit Values (continued)

	2000	2001			INVESTMENT
	UNIT	UNIT			INCOME	EXPENSE	TOTAL
	VALUE	VALUE	UNITS	DOLLARS	RATIO*	RATIO**	RETURN***
SteinRoe Growth Stock Fund VS (A)
K100	$131.9783	$ 98.5027	61,067.8334	$ 6,015,348	0.00%	1.00%	(25.36)%
Flex I	56.6395	42.1691	117,550.5692	4,956,999	0.00%	1.24%	(25.55)%
Flex II	51.6429	38.4109	4,683.6608	179,904	0.00%	1.34%	(25.62)%
Preferred Advisor	52.5317	39.0519	1,839,034.3403	71,817,694	0.00%	1.39%	(25.66)%
Employee	34.0148	25.5530	11,905.1488	304,212	0.00%	0.35%	(24.88)%

			18,299,975.6678	$456,055,387

* These amounts represent the dividends and other income received by the subaccount from the underlying mutual fund, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

7. Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 2001 are shown below:
	PURCHASES	SALES

Evergreen Money Market Fund - A	$3,487	$8,012

Evergreen Diversified Bond Fund - A	1,858	573

Evergreen High Income Bond Fund - A	2,038	135

Evergreen Blue Chip Fund - A	2,542	13,225

Evergreen Small Company Growth Fund - A	2,343	19,900

Liberty Value Fund VS (A)	5,214,670	16,241,496

SteinRoe Global Utilities Fund VS (A)	1,228,585	11,302,901

Colonial International Fund for Growth VS (A)	36,220	3,095,060

Colonial Strategic Income Fund VS (A)	3,251,690	8,780,990

Colonial U.S. Growth & Income Fund VS (A)	6,892,305	12,228,337

Newport Tiger Fund VS (A)	560,904	2,449,727

SteinRoe Money Market Fund VS (A)	23,128,258	24,884,683

SteinRoe Small Company Growth Fund VS (A)	33,968,589	17,561,800

SteinRoe Balanced Fund VS (A)	11,057,258	38,480,499

Liberty Federal Securities Fund VS (A)	4,686,976	8,350,850

SteinRoe Growth Stock Fund VS (A)	23,260,026	33,908,984

	$113,297,749	$177,327,172

8. Changes in Unit Outstanding

The changes in units outstanding for the year ended December 31, 2001 were as follow:
	UNITS	UNITS	NET INCREASE
	ISSUED	REDEEMED	(DECREASE)
Evergreen Money Market Fund - A	66.0230	278.2940	(212.2710)

Evergreen Diversified Bond Fund - A	6.6100	7.0230	(0.4130)

Evergreen High Income Bond Fund - A	18.1440	0.5150	17.6290

Evergreen Blue Chip Fund - A	40.3830	174.6660	(134.2830)

Evergreen Small Company Growth Fund - A	56.6690	384.5040	(327.8350)

Liberty Value Fund VS (A)	48,746.7401	632,282.7010	(583,535.9609)

SteinRoe Global Utilities Fund VS (A)	12,795.6700	607,180.0150	(594,384.3450)

Colonial International Fund for Growth VS (A)	3,739.4206	307,330.9950	(303,591.5744)

Colonial Strategic Income Fund VS (A)	85,278.2392	590,921.2560	(505,643.0168)

Colonial U.S. Growth & Income Fund VS (A)	30,083.9663	434,723.5030	(404,639.5367)

Newport Tiger Fund VS (A)	45,241.0841	253,625.8800	(208,384.7959)

SteinRoe Money Market Fund VS (A)	1,202,101.4800	1,332,073.7300	(129,972.2500)

SteinRoe Small Company Growth Fund VS (A)	26,815.0517	512,287.4490	(485,472.3973)

SteinRoe Balanced Fund VS (A)	47,179.2788	1,308,909.4500	(1,261,730.1712)

Liberty Federal Securities Fund VS (A)	138,508.4240	373,625.7640	(235,117.3400)

SteinRoe Growth Stock Fund VS (A)	44,602.9925	720,558.4240	(675,955.4315)

	1,685,280.1763	7,074,364.1690	(5,389,083.9927)

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

9. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Report of Independent Auditors

The Board of Directors

Keyport Life Insurance Company

We have audited the consolidated balance sheets of Keyport Life Insurance Company (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the years ended December 31, 2000 and 1999, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the years ended December 31, 2000 and 1999, respectively, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 3 to the financial statements, in 2001 the Company changed its method of accounting for its derivatives.

ERNST & YOUNG LLP

Boston, Massachusetts

February 5, 2002

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,
ASSETS	2001	2000

Cash and investments:
Fixed maturities available for sale (amortized cost: 2001 -$12,059,631;
2000 -$10,728,519)	$11,999,671	$10,668,288
Equity securities (cost: 2001 - $36,859; 2000 - $71,489)	39,658	76,427
Mortgage loans	6,871	9,433
Policy loans	635,938	620,824
Other invested assets	521,259	783,043
Cash and cash equivalents	2,108,093	1,728,279
Total cash and investments	15,311,490	13,886,294

Accrued investment income	183,576	163,474
Deferred policy acquisition costs	28,299	547,901
Value of business acquired	95,155	-
Goodwill	714,755	15,570
Current income tax receivable	1,622	-
Deferred income tax asset	185,855	-
Intangible assets	12,100	-
Receivable for investments sold	21,797	90,545
Other assets	28,330	91,742
Separate account assets	2,560,831	4,212,488

Total assets	$19,143,810	$19,008,014

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Policy liabilities	$13,627,126	$11,968,489
Income taxes payable	-	9,954
Deferred income taxes	-	161,615
Payable for investments purchased and loaned	1,165,609	1,364,531
Other liabilities	56,837	56,403
Separate account liabilities	2,532,557	4,166,787
Total liabilities	17,382,129	17,727,779

Stockholder's equity:
Common stock, $1.25 par value; authorized 2,500 shares;
issued and outstanding 2,412 shares	3,015	3,015
Additional paid-in capital	1,703,462	505,933
Retained earnings	86,976	797,606
Accumulated other comprehensive loss	(31,772)	(26,319)
Total stockholder's equity	1,761,681	1,280,235

Total liabilities and stockholder's equity	$19,143,810	$19,008,014

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

	For the 2 month period ended December 31,	For the 10 month period ended October 31,	Year Ended December 31,
	2001	2001	2000	1999

Revenues:
Net investment income, including distributions from
private equity limited partnerships	$ 144,918	$ 735,641	$ 856,808	$ 805,216
Interest credited to policyholders	107,315	498,668	539,643	526,574
Investment spread	37,603	236,973	317,165	278,642
Net realized investment gains (losses)	2,454	(22,790)	(35,796)	(41,510)
Net derivative gains	99,972	446
Net change in unrealized and undistributed (losses)
gains in private equity limited partnerships	-	(17,088)	31,604	-
Fee income:
Surrender charges	1,174	13,654	24,266	17,730
Separate account income	8,699	44,460	43,518	33,485
Management fees	1,080	5,715	6,207	4,241
Total fee income	10,953	63,829	73,991	55,456

Expenses:
Policy benefits	1,128	4,869	4,997	3,603
Operating expenses	10,778	55,710	64,875	49,734
Amortization of deferred policy acquisition costs	1,439	95,507	116,123	97,359
Amortization of value of business acquired	3,828	-	-	-
Amortization of intangible assets	-	1,047	1,256	1,256
Total expenses	17,173	157,133	187,251	151,952

Income before income taxes and cumulative
effect of accounting changes	133,809	104,237	199,713	140,636
Income tax expense	46,833	26,635	57,128	45,977

Income before cumulative effect of
accounting changes	86,976	77,602	142,585	94,659
Cumulative effect of accounting changes, net of tax	-	60,847	-	-

Net income	$ 86,976	$ 16,755	$ 142,585	$ 94,659

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total

Balance, December 31, 1998	$3,015	$505,933	$600,396	$26,253	$1,135,597

Comprehensive income (loss)
Net income	-	-	94,659	-	94,659
Other comprehensive income, net of tax:
Net unrealized investment losses	-	-	-	(186,868)	(186,868)
Comprehensive income					(92,209)
Dividends paid	-	-	(30,000)	-	(30,000)

Balance, December 31, 1999	3,015	505,933	665,055	(160,615)	1,013,388

Comprehensive income (loss)
Net income	-	-	142,585	-	142,585
Other comprehensive loss, net of tax:
Net unrealized investment gains	-	-	-	134,296	134,296
Comprehensive income					276,881
Dividends paid	-	-	(10,034)	-	(10,034)

Balance, December 31, 2000	3,015	505,933	797,606	(26,319)	1,280,235

Comprehensive income:
Net income	-	-	16,755	-	16,755
Other comprehensive income, net of tax:
Net unrealized investment gains	-	-	-	85,107	85,107
Comprehensive income					101,862
Dividend paid	-	-	(99)	-	(99)
Balance, October 31, 2001	3,015	505,933	814,262	58,788	1,381,998

Sale of stockholder's equity	(3,015)	(505,933)	(814,262)	(58,788)	(1,381,998)
Sun Life acquisition cost	3,015	1,703,462	-	-	1,706,477

Comprehensive income (loss)
Net income	-	-	86,976	-	86,976
Other comprehensive loss, net of tax:
Net unrealized investment losses	-	-	-	(31,772)	(31,772)
Comprehensive income					55,204

Balance, December 31, 2001	$3,015	$1,703,462	$86,976	$(31,772)	$1,761,681

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the 2 month period ended December 31,	For the 10 month period ended October 31,	Year Ended December 31,
	2001	2001	2000	1999

Cash flows from operating activities:
Net income	$ 86,976	$ 16,755	$ 142,585	$ 94,659
Adjustments to reconcile net income to net cash
provided by operating activities:
Cumulative effect of accounting changes	-	60,847
Non-cash derivative activity	(116,870)	94,048
Interest credited to policyholders	107,315	498,668	539,643	526,574
Net realized investment (gains) losses	(2,454)	22,790	35,796	41,510
Net change in unrealized and undistributed losses
(gains) in private equity limited partnerships	-	17,088	(31,604)	-
Net amortization on investments	(5,000)	(11,544)	59,836	79,508
Change in deferred policy acquisition costs	(12,117)	(64,985)	9,023	(17,446)
Change in current and deferred income taxes	48,624	(41,200)	5,783	53,060
Net change in other assets and liabilities	19,551	(116,807)	22,487	2,876
Net cash provided by operating activities	126,025	475,660	783,549	780,741

Cash flows from investing activities:
Investments purchased - available for sale	(1,499,445)	(1,973,207)	(3,802,286)	(4,835,872)
Investments sold - available for sale	1,654,960	2,026,942	2,877,082	4,322,679
Investments matured - available for sale	-	86,626	894,779	823,252
Increase in policy loans	(4,022)	(11,092)	(21,346)	(20,708)
Decrease in mortgage loans	345	2,217	2,692	42,992
Other invested assets sold (purchased), net	(28,665)	46,111	8,336	(17,344)
Net cash provided by (used in)
investing activities	123,173	177,597	(40,743)	314,999

Cash flows from financing activities:
Withdrawals from policyholder accounts	(472,341)	(1,993,388)	(2,249,950)	(2,108,889)
Deposits to policyholder accounts	453,393	1,565,504	1,569,168	894,414
Dividends paid to Parent	-		(10,034)	(30,000)
Net change in securities lending	30,900	(106,709)	600,386	505,013
Net cash provided by (used in)
financing activities	11,952	(534,593)	(90,430)	(739,462)

Change in cash and cash equivalents	261,150	118,664	652,376	356,278
Cash and cash equivalents at beginning of period	1,846,943	1,728,279	1,075,903	719,625

Cash and cash equivalents at end of period	$ 2,108,093	$ 1,846,943	$ 1,728,279	$ 1,075,903

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

1. Change of Control

Through October 31, 2001, Keyport Life Insurance Company ("the Company") was a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("LFC"), which is a majority-owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

On May 3, 2001, LFC announced that it had reached a definitive agreement to sell its annuity and bank marketing businesses to Sun Life Financial Services Inc. ("Sun Life Financial"), a Canadian holding company and parent of Sun Life Assurance Company of Canada ("Sun Life"). The transaction was subject to customary conditions to closing, including receipt of approvals by various state insurance regulators in the U.S., certain other regulatory authorities in the U.S. and Canada and LFC's shareholders.

Effective after the close of business on October 31, 2001, all required approvals had been obtained and Sun Life of Canada (U.S.) Holdings, Inc., an indirect subsidiary of Sun Life, acquired the Company for approximately $1.7 billion in cash. As part of the acquisition, Sun Life Financial (U.S.) Holdings, Inc., another indirect subsidiary of Sun Life, acquired Independent Financial Marketing Group ("IFMG"), an affiliate of the Company ($20 million of the total purchase price was allocated to IFMG). The acquisition of the Company and IFMG complements both Sun Life Financial's product array and distribution capabilities and advances Sun Life Financial towards its strategic goal of reaching a top 10 position in target product markets in North America. Sun Life Financial also expects to reduce costs through economies of scale.

The acquisition was accounted for using the purchase method under Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed are recorded at estimated fair value at the date of acquisition. The Company is in the process of completing the valuations of a portion of the assets acquired; thus, the allocation of the purchase price is subject to refinement.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of November 1, 2001 (in thousands):

Assets:
Fixed-maturity securities	$ 10,609,150
Equity securities	35,313
Mortgage loans	7,216
Policy loans	631,916
Value of business acquired	105,400
Goodwill	714,755
Intangible assets	12,100
Deferred taxes	217,633
Other invested assets	363,586
Cash and cash equivalents	1,846,887
Other assets acquired	465,152
Separate account assets	3,941,527
Total assets acquired	18,950,635

Liabilities:
Policy liabilities	12,052,071
Other liabilities	1,262,045
Separate accounts	3,930,042
Total liabilities assumed	17,244,158

Net assets acquired	$ 1,706,477

Intangible assets acquired primarily consist of state insurance licenses ($10.1 million) that are not subject to amortization. The remaining $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years. Most of the goodwill is expected to be deductible for tax purposes.

2. Accounting Policies

Organization

The Company offers a diversified line of fixed, indexed and variable annuity products designed to serve the growing retirement savings market. These annuity products are sold through a wide-ranging network of banks, agents and security dealers throughout the United States.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

Principles of Consolidation

The consolidated financial statements include the Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Liberty Advisory Services Corp. (through October 31, 2001) and Keyport Financial Services Corp. ("KFSC"). On October 31, the Company transferred its ownership interest in Liberty Advisory Service Corp., through a dividend, to Liberty Financial.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities classified as available for sale are carried at fair value, and after tax unrealized gains and losses (net of adjustments to deferred policy acquisition costs and value of business acquired) are reported as a separate component of accumulated other comprehensive income (loss). The cost basis of securities is adjusted for declines in value that are determined to be other than temporary. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for amortization of deferred policy acquisition costs and value of business acquired.

For the mortgage-backed bond portion of the fixed-maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans are carried at amortized cost. Policy loans are carried at the unpaid principal balances plus accrued interest and do not exceed the net cash surrender value of the related insurance policy.

Investments in private equity limited partnerships, which are included in other invested assets, are accounted for on either the cost method or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The net change in unrealized and undistributed gains in private equity limited partnerships primarily represents increases/(decreases) in the fair value of the underlying investments of the private equity limited partnerships that are accounted for under the equity method. The net change of ($17.1) million and $31.6 million in unrealized and undistributed (losses)/gains is recorded net of the related amortization of deferred policy acquisition costs of $(31.7) million and $58.7 million, and net of the amounts realized, which are recognized in investment income of $31.4 million and $13.3 million, for the 10 month period ended October 31, 2001 and the year ended December 31, 2000, respectively. The financial information for these investments is obtained directly from the private equity limited partnerships on a periodic basis. There can be no assurance that any unrealized and undistributed gains/(losses) will ultimately be realized or that the Company will not incur losses in the future on such investments. The corresponding amount in 1999 was insignificant.

Fee Income

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs relate to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business. Such acquisition costs include commissions, costs of policy issuance, and underwriting and selling expenses. These costs are deferred and amortized with interest in relation to the present value of estimated gross profits from mortality; investment spread and expense margins over the estimated lives of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized, including realized and unrealized gains and losses from investments.

Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on available for sale fixed-maturity securities. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). Deferred policy acquisition costs were increased by $0.6 million and $43.6 million at December 31, 2001 and December 31, 2000, respectively, relating to this adjustment.

Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

Value of Business Acquired

The value of business acquired represents the actuarial-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits over the estimated lives of the contracts. Interest is accrued on the unamortized balance at the contract rate of 5% for the year ended December 31, 2001.

The value of business acquired is adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). Value of business acquired was increased by $5.7 million at December 31, 2001 relating to this adjustment.

Estimated future net amortization expense of the value of business acquired as of December 31, 2001 is as follows (in thousands):

2002	$ 19,016
2003	17,497
2004	15,639
2005	13,709
2006	11,632
Thereafter	17,662
Total	$ 95,155

Goodwill

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of the Company. In accordance with SFAS 142, Goodwill will be tested for impairment on an annual basis beginning in 2002.

Intangible Assets

Intangible assets consist of state insurance licenses ($10.1 million) that are not subject to amortization and $2.0 million of product rights that have a weighted-average useful life of 7 years.

Separate Account Assets and Liabilities

The assets and liabilities resulting from variable annuities, variable life policies are segregated in separate accounts. Separate account assets consist principally of investments in mutual funds and fixed maturities and are carried at fair value. Investment income and changes in mutual fund asset values are allocated to the policyholders and, therefore, do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality risk related to these contracts. The difference between investment income and interest credited on the institutional accounts was reported as separate account fee income through October 31, 2001. Effective November 1, 2001, the separate institutional accounts were classified as general account assets. Investment income and interest credited were reported as components of net investment income and interest credited, respectively.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

As of December 31, 2001 and 2000, the Company also classified $28.3 million and $45.7 million, respectively, of investments in certain mutual funds sponsored by former affiliates of the Company as separate account assets.

Policy Liabilities

Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single-premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes."

The Company files a consolidated federal income tax return with its life insurance subsidiaries, Independence Life and Keyport Benefit. Liberty Advisory Services Corp. ("LASC") and KFSC also file consolidated federal and state income tax returns. The Company and its life insurance subsidiaries will be eligible to file a consolidated return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco") beginning in 2006. US Holdco is a member of the Sun Life Financial Group Insurance Holding Company system and is an indirect subsidiary of Sun Life Assurance Company of Canada.

The Company and its life insurance subsidiaries have a tax-sharing agreement that allocates income taxes to the Company and its subsidiaries as if each entity were to file separate income tax returns. Tax benefits resulting from losses are paid to the extent such losses are utilized in the consolidated income tax return. LASC and KFSC also have a tax-sharing agreement (through October 31, 2001) with the same terms as those outlined above.

Cash Equivalents

Short-term investments having a maturity of three months or less when purchased are classified as cash equivalents.

Reclassifications

Certain prior-year amounts have been reclassified to conform to the 2001 presentation.

3. Accounting Changes

The cumulative effect of accounting changes, net of tax, for the ten-month period ended October 31, 2001 of $60.8 million includes a loss of $54.3 million relating to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133" (collectively hereafter referred to as the "Statement") in the quarter ended March 31, 2001 and a loss of $6.5 million relating to the adoption of Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" in the quarter ended June 30, 2001.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The Company adopted the Statement on January 1, 2001. The Statement requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset by the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in accumulated other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in operations.

The cumulative effect, reported after tax and net of related effects on deferred policy acquisition costs, upon adoption of the Statement at January 1, 2001 decreased net income and stockholder's equity by $54.3 million. The adoption of the Statement may increase volatility in future reported income due, among other reasons, to the requirements of defining an effective hedging relationship under the Statement as opposed to certain hedges the Company believes are effective economic hedges. The Company anticipates that it will continue to utilize its current risk management philosophy, which includes the use of derivative instruments.

The Company adopted EITF Issue No. 99-20 on April 1, 2001. EITF Issue 99-20 governs the method of recognizing interest income and impairment on asset-backed investment securities. EITF Issue No. 99-20 requires the Company to update the estimate of cash flows over the life of certain retained beneficial interests in securitization transactions and purchased benefecial interests in securitized financial assets. Pursuant to EITF Issue No. 99-20, based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment should be recognized. The cumulative effect, reported after tax and net of related effects on deferred policy acquisition costs, upon adoption of EITF Issue No. 99-20 on April 1, 2001 decreased net income by $6.5 million with a related increase to accumulated other comprehensive income of $1.8 million.

4. Accounting for Derivatives and Hedging Activities

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset ("fair value hedge") or (2) utilizes the derivative as an economic hedge ("non-designated derivative"). Changes in the fair value of a derivative that is highly effective and is designated and qualifies as a fair value hedge, along with the loss or gain on the hedged asset attributable to the hedged risk, are recorded in current period operations as a component of net derivative gains. Changes in the fair value of non-designated derivatives are reported in current period operations as a component of net derivative gains.

The Company issues equity-indexed annuity contracts that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract), is carried at fair value, and is considered a non-designated derivative.

The Company purchases call options and futures on the S&P 500 Index to economically hedge its obligation under the annuity contract to provide returns based upon this index. The call options and futures are non-designated derivatives. In addition, the Company utilizes non-designated total return swap agreements to hedge certain contract obligations.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Prior to October 31, 2001, the interest rate swap agreements were designated and qualified as fair value hedges. The ineffective portion of the fair value hedges, net of related effects on deferred policy acquisition costs, resulted in a loss of ($2.6) million for the ten-month period ended October 31, 2001.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedging transactions. This process included linking all fair value hedges to specific assets on the balance sheet. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value and changes in fair value will be reported in operations. The subsequent fair value changes in the hedged asset will no longer be reported in current period operations.

Effective November 1 2001, in conformity with Sun Life accounting policies, the Company discontinued hedge accounting and classified its interest rate swap agreements as non-designated derivatives. The Company believes that these derivatives provide economic hedges and the cost of formally documenting the effectiveness of the fair value of the hedged assets in accordance with the provisions of SFAS 133 was not justified. The increase in the swap values, net of related effects on the value of business acquired, resulted in income of $64.9 million for the two-month period ended December 31, 2001. The change in values of the call options, futures, and the embedded derivative, net of related effects on the value of business acquired, resulted in income of $35.1 million for the two-month period ended December 31, 2001.

Outstanding derivatives, shown in notional amounts along with their carrying value and fair value, are as follows (in thousands):

		Assets /(Liabilities)
	Notional Amounts	Carrying Value	Fair Value
	12/31/2001	12/31/2001	12/31/2001

Interest rate swaps	$2,172,526	$ (71,906)	$ (71,906)
Total return swaps	1,035,438	42,171	42,171
S&P 500 Index call options	-	56,125	56,125

		Assets /(Liabilities)
	Notional Amounts	Carrying Value	Fair Value
	12/31/2000	12/31/2000	12/31/2000

Interest rate swaps	$2,797,750	$ (33,450)	$ (33,450)
Total return swaps	1,031,595	23,936	23,936
S&P 500 Index call options	-	337,712	58,164

The interest rate and total return swap agreements expire in 2002 through 2029. The S&P 500 call options and futures maturities range from 2002 to 2008.

At December 31, 2001 and 2000, the Company had approximately $92.5 million and $111.1 million, respectively, of unamortized premium in call option contracts.

Fair values for swap and cap agreements are based on current settlement values. The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions. Fair values for call options and futures contracts are based on quoted market prices.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

There are risks associated with some of the techniques the Company uses to match its assets and liabilities. The primary risk associated with swap, cap and call option agreements is the risk associated with counterparty nonperformance. The Company believes that the counterparties to its swap, cap and call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

5. Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of fixed-maturity securities are as follows (in thousands):

December 31, 2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. Treasury securities	$ 228,136	$ 18	$ (3,795)	$ 224,359
Other U.S. Government securities	6,276	-	(377)	5,899
Mortgage-backed securities of U.S.
government corporations and
agencies	965,478	3,351	(12,803)	956,026
Debt securities issued by foreign
governments	27,586	4,134	(402)	31,318
Corporate securities	6,518,474	92,030	(79,776)	6,530,728
Other mortgage-backed securities	2,542,605	5,588	(52,851)	2,495,342
Asset-backed securities	1,490,306	19,463	(22,317)	1,487,452
Senior secured loans	280,770	2,477	(14,700)	268,547

Total fixed maturities	$ 12,059,631	$ 127,061	$ (187,021)	$ 11,999,671

December 31, 2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. Treasury securities	$ 40,243	$ 1,711	$ (111)	$ 41,843
Mortgage-backed securities of U.S.
government corporations and
agencies	893,123	16,219	(5,401)	903,941
Debt securities issued by foreign
governments	102,180	632	(265)	102,547
Corporate securities	5,597,632	88,876	(215,877)	5,470,631
Other mortgage-backed securities	2,403,173	74,566	(17,698)	2,460,041
Asset-backed securities	1,683,361	20,716	(21,753)	1,682,324
Senior secured loans	8,807	-	(1,846)	6,961

Total fixed maturities	$10,728,519	$202,720	$(262,951)	$10,668,288

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)

At December 31, 2001 and 2000, gross unrealized gains on equity securities and investments in separate accounts aggregated $4.7 million and $13.4 million, respectively. Gross unrealized losses aggregated to $7.9 million at December 31, 2000.

The change in net unrealized investment gains (losses) on securities included in accumulated other comprehensive income (loss) for the ten-month period ended October 31, 2001 and for the years ended December 31, 2000 and 1999 include: gross unrealized gains (losses) on securities of $415.5 million, $213.4 million, and $(473.9) million, respectively, reclassification adjustments for realized investment losses into net income of $29.3 million, $45.9 million, and $53.5 million, respectively, and adjustments to deferred policy acquisition costs of $(343.3) million, $(192.3) million, and $302.0 million, respectively. The above amounts are shown before income tax expense (benefit) of $16.4 million, $(67.3) million, and $68.5 million, respectively. The income tax (benefit) expense recorded in other comprehensive income includes a change in the valuation allowance of $(9.7) million, $(90.7) million, and $109.9 million, respectively, related to unrealized capital losses on available for sale securities for the ten-month period ended October 31, 2001 and for the years ended December 31, 2000 and 1999, respectively.

The change in net unrealized investment gains (losses) on securities included in accumulated other comprehensive income (loss) for the two-month period ended December 31, 2001 include: gross unrealized (losses) on securities of $(52.4) million, reclassification adjustments for realized investment gains into net income of $(2.8) million, and adjustments to value of business acquired and deferred acquisition costs of $5.7 million and $0.6 million, respectively. The above amounts are shown before the income tax benefit of $17.1 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 2001. At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 2001, $1.2 billion of fixed maturities were below investment grade.

Contractual Maturities

The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 2001 are as follows (in thousands):

	Amortized Cost	Fair Value

Due in one year or less	$ 392,782	$ 393,827
Due after one year through five years	2,867,449	2,856,646
Due after five years through ten years	2,961,223	2,954,897
Due after ten years	839,788	855,481
	7,061,242	7,060,851
Mortgage and asset-backed securities	4,998,389	4,938,820
	$ 12,059,631	$ 11,999,671

Actual maturities may differ because borrowers may have the right to call or prepay obligations.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)

Net Investment Income

Net investment income is summarized as follows (in thousands):

	2 months ended	10 months ended	Year Ended December 31,
	12/31/2001	10/31/2001	2000	1999

Fixed maturities	$ 141,185	$ 678,035	$807,884	$814,701
Mortgage loans and other invested assets	110	34,273	85,717	28,364
Policy loans	5,752	30,701	36,985	36,306
Equity securities	797	9,651	276	1,513
Cash and cash equivalents	377	917	27,368	20,822
Gross investment income	148,221	753,577	958,230	901,706
Investment expenses	(3,303)	(17,936)	(21,014)	(19,300)
Amortization of options and interest rate caps	-	-	(80,408)	(77,190)

Net investment income	$ 144,918	$ 735,641	$856,808	$805,216

As of December 31, 2001 and 2000, the carrying value of non-income-producing fixed-maturity investments was $81.8 million and $24.4 million, respectively.

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) are summarized as follows (in thousands):

	2 months ended	10 months ended	Year Ended December 31,
	12/31/2001	10/31/2001	2000	1999
Fixed maturities available for sale:
Gross gains	$ 12,509	$ 19,374	$ 35,430	$ 48,066
Gross losses	(9,716)	(7,510)	(70,474)	(79,825)
Other than temporary declines in value	-	(42,800)	(16,731)	(18,276)
	2,793	(30,936)	(51,775)	(50,035)

Equity securities	-	1,665	-	-
Investments in separate accounts	-	-	4,386	-
Other invested assets	-	-	1,497	(3,457)

Gross realized investment gains (losses)	2,793	(29,271)	(45,892)	(53,492)

Amortization adjustments of deferred policy
acquisition costs and value of business acquired	(339)	6,481	10,096	11,982

Net realized investment gains (losses)	$ 2,454	$ (22,790)	$(35,796)	$(41,510)

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

6. Income Taxes

Income tax expense (benefit) is summarized as follows (in thousands):

	2 months ended	10 months ended	Year ended December 31,
	12/31/2001	10/31/2001	2000	1999

Current	$ (1,859)	$ 89,493	$ 96,219	$(10,310)
Deferred	48,692	(53,128)	(29,667)	56,287
Valuation allowance	-	(9,730)	(9,424)	-
	$46,833	$ 26,635	$ 57,128	$ 45,977

A reconciliation of income tax expense, with the expected federal income tax expense computed at the applicable federal income tax rate of 35%, is as follows (in thousands):

	2 months ended	10 months ended	Year ended December 31,
	12/31/2001	10/31/2001	2000	1999

Expected income tax expense	$46,833	$36,483	$69,899	$49,223
Increase (decrease) in income taxes resulting from:
Nontaxable investment income	(195)	(1,002)	(2,704)	(2,111)
Amortization of goodwill	-	366	440	440
Change in valuation allowance	-	(9,730)	(9,424)	-
Other, net	195	518	(1,083)	(1,575)
Income tax expense	$46,833	$26,635	$57,128	$45,977

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

6. Income Taxes (continued)

The components of deferred income taxes are as follows (in thousands):

	December 31,
	2001	2000
Deferred income tax assets:
Deferred policy acquisition costs	$105,444	$ -
Policy liabilities	62,311	65,635
Guaranty fund expense	1,557	2,346
Excess of book over tax basis of investments	3,653
Net operating loss carryforwards	-	1,108
Deferred fees	-	2,433
Net unrealized capital losses	17,108	19,155
	190,073	90,677
Valuation allowance	-	(9,730)
Total deferred income tax assets	190,073	80,947

Deferred income tax liabilities:
Deferred policy acquisition costs	-	(160,089)
Excess of book over tax basis of investments	-	(72,861)
Separate account assets	-	(2,476)
Other	(4,218)	(7,136)
Total deferred tax liabilities	(4,218)	(242,562)
Net deferred income tax asset (liability)	$185,855	$(161,615)

Income taxes paid were $64.0 million for the ten-month period ended October 31, 2001 and $51.5 million in 2000. In 1999, a tax refund of $7.5 million was received.

As part of the Stock Purchase Agreement between Sun Life Financial and Liberty Financial, Liberty Financial is obligated to reimburse the Company for any federal, state or local taxes arising from certain tax elections under Section 338(h) of the Internal Revenue Code of 1986. Liberty Financial has given notice to the Company of certain objections it has with the calculation of these taxes. The amount in dispute is approximately $37 million. Under the agreement, if Sun Life Financial and Liberty Financial cannot agree on the amount of taxes due, the matter shall be submitted for arbitration. It is not yet possible to know whether arbitration will be necessary. The Company currently assumes the entire amount will be recoverable from Liberty Financial.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

7. Retirement Plans

Prior to the acquisition by Sun Life of Canada (U.S.) Holdings, Inc., the Company's employees and certain employees of Liberty Financial were eligible to participate in the Liberty Financial Companies, Inc. Pension Plan (the "Plan"). It was the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974. Additional amounts were contributed from time to time when deemed appropriate by the Company. Under the Plan, all employees were vested after five years of service. Benefits were based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment and the employee's estimated social security retirement benefit. The Company also had an unfunded nonqualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan (the "Plans") to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code. Plan assets consisted principally of investments in certain mutual funds sponsored by an affiliated company.

Pension cost related to the Plans is as follows (in thousands):

	10 months ended	Year Ended December 31,
	10/31/2001	2000	1999
Pension cost consists of:
Service cost benefits earned during the period	$ 706	$ 734	$1,017
Interest cost on projected benefit obligation	1,046	1,184	1,065
Expected return on Plan assets	(719)	(829)	(724)
Net amortization and deferred amounts	11	18	143

Total net periodic pension cost	$ 1,044	$1,107	$1,501

The assumptions used to develop the accrued pension obligation and pension cost are as follows:

	2001	2000	1999

Discount rate	7.75%	7.75%	7.75%
Rate of increase in compensation level	4.50	4.50	4.50
Expected long-term rate of return on assets	9.00	9.00	9.00

The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans (under Liberty Financial through October 31, 2001 and Sun Life thereafter). Expenses related to these defined contribution plans totaled $0.8 million for the 10 month period ended October 31, 2001, and $0.9 million and $0.9 million for the years ended December 31, 2000 and 1999, respectively.

As a result of the acquisition of the Company by Sun Life of Canada (U.S.) Holdings, Inc., the Liberty Financial Pension Plan was terminated effective November 1, 2001. The employees of the Company will be eligible to participate in a plan sponsored by Sun Life when they achieve 1,000 hours of service. The gain or loss on the termination of the Plan does not have any effect on the Company's financial statements as Liberty Financial is responsible for such gain or loss.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

8. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. The aggregate fair-value amounts presented herein do not necessarily represent the underlying value of the Company, and, accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair-value information presented herein.

The following methods and assumptions were used by the Company in determining estimated fair value of financial instruments:

Fixed maturities and equity securities: Fair values for fixed-maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the securities. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair value of mortgage loans is determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Policy loans: The carrying value of policy loans approximates fair value.

Other invested assets: The carrying value of private equity limited partnerships and all other assets classified as other invested assets in the accompanying consolidated balance sheet approximate their fair value. Fair values for call options are based on market prices quoted by the counterparty to the respective call option contract. Call options were carried at unamortized premium plus intrinsic value at December 31, 2000 and 1999, respectively.

Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which includes surrender charges.

Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

8. Fair Value of Financial Instruments (continued)

The fair values and carrying values of the Company's financial instruments are as follows (in thousands):

	December 31,		December 31,
	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed-maturity securities	$ 11,999,671	$ 11,999,671	$ 10,668,288	$ 10,668,288
Equity securities	39,658	39,658	76,427	76,427
Mortgage loans	6,871	7,645	9,433	10,496
Policy loans	635,938	635,938	620,824	620,824
Other invested assets	521,259	521,259	783,043	808,495
Cash and cash equivalents	2,108,083	2,108,083	1,728,279	1,728,279
Separate accounts	2,560,831	2,560,831	4,212,488	4,212,488
Liabilities:
Policy liabilities	13,627,126	13,186,518	11,968,489	11,476,275
Separate accounts	2,532,557	2,532,557	4,166,787	4,166,787

9. Quarterly Financial Data (Unaudited)

The following is a tabulation of the unaudited quarterly results of operations (in thousands):

				2001 periods
	2001 Quarters			Month ended	2 Months ended
	March 31	June 30	September 30	October 31	December 31

Net investment income, including
distributions from private equity
limited partnerships	$ 234,919	$ 235,766	$ 195,391	$ 69,565	$ 144,918
Interest credited to policyholders	148,494	153,361	148,099	48,714	107,315
Investment spread	86,425	82,405	47,292	20,851	37,603
Net realized investment (losses)/
gains	(14,372)	(3,421)	(14,021)	9,024	2,454
Net derivative income (losses)	(3,823)	8,526	(6,537)	2,280	99,972
Net change in unrealized and
undistributed gains (losses) in
private equity limited
partnerships	2,656	(17,261)	(2,483)	-	-
Fee income	18,448	19,850	17,795	7,736	10,953
Pretax income (loss) before
cumulative effect of accounting
changes	38,179	41,964	(977)	25,071	133,809
Net (loss) income	(23,877)	21,241	1,469	17,922	86,976

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

9. Quarterly Financial Data (Unaudited) (continued)
		2000 Quarters
	March 31	June 30	September 30	December 31

Net investment income, including
distributions from private equity
limited partnerships	$ 204,724	$ 215,224	$ 212,896	$ 223,964
Interest credited to policyholders	127,289	133,226	135,758	143,370
Investment spread	77,435	81,998	77,138	80,594
Net realized investment losses	(7,708)	(9,570)	(12,358)	(6,160)
Net change in unrealized and
undistributed gains in private
equity limited partnerships	14,983	7,462	5,895	3,264
Fee income	18,162	19,433	20,816	21,247
Pretax income	58,397	49,105	46,371	45,840
Net income	38,150	32,524	36,614	35,297

In 2000, the Company restated its first and second quarter results of operations and related unaudited quarterly financial statements to reflect the after-tax net change in unrealized and undistributed gains in private equity limited partnerships. The net increase in net income resulting from such changes was $9.7 million for the quarter ended March 31, 2000 and $4.9 million for the quarter ended June 30, 2000.

10. Statutory Information

The Company's primary insurance company, Keyport Life Insurance Company, is domiciled in the State of Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Rhode Island Insurance Department. Statutory surplus and capital and statutory net (loss) income differ from stockholder's equity and net income reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions and income tax expense reflects only taxes paid or currently payable. The Company's statutory surplus and net income (loss) are as follows (in thousands):

	Year ended December 31,
	2001	2000	1999

Statutory surplus and capital	$ 571,051	$ 805,235	$ 877,821
Statutory net (loss) income	(136,238)	(5,877)	116,289

Effective January 1, 2001, the State of Rhode Island required that insurance companies domiciled in the State of Rhode Island prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviations prescribed or permitted by the Commissioner of Insurance of the State of Rhode Island.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

10. Statutory Information (continued)

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles for statutory purposes. As a result of these changes, the Company reported an adjustment on a statutory basis that decreased unassigned surplus by $17.4 million as of January 1, 2001, which was primarily due to deferred tax assets and liabilities established as of that date.

The Company's ability to pay dividends is subject to certain restrictions. Current Rhode Island insurance law permits the payment of dividends or distributions from the Company to its parent, which, together with dividends and distributions paid during the preceding 12 months, do not exceed the lesser of (i) 10% of statutory surplus as of the preceding December 31 or (ii) the net gain from operations for the preceding fiscal year. Any proposed dividend in excess of this amount is called an "extraordinary dividend" and may not be paid until it is approved by the Commissioner of Insurance of the State of Rhode Island. The Company paid $.1 million, $10.0 million, and $30.0 million in dividends to Liberty Financial in 2001, 2000 and 1999, respectively. In connection with the Sun Life acquisition, the Company will not be allowed to make any dividend payments for a period of 18 months without the prior approval of the Rhode Island Insurance Department. Subsequent to the 18 month period, the amounts of dividends that the Company will be able to pay will be based upon current Rhode Island insurance law.

11. Transactions with Affiliated Companies

The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the ten-month period ended October 31, 2001 and the years ended December 31, 2000 and 1999. These reimbursements included corporate, general and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $6.1 million, $7.5 million, and $7.7 million for the ten-month period ended October 31, 2001 and the years ended December 31, 2000 and 1999, respectively. In addition, certain affiliated companies distribute the Company's products and were paid $47.1 million, $39.4 million, and $18.3 million by the Company for the ten-month period ended October 31, 2001 and the years ended December 31, 2000, and 1999, respectively.

There were no material related party transactions during the two months ended December 31, 2001.

12. Commitments and Contingencies

Leases

The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2008. Rental expense amounted to $7.1 million, $6.5 million, and $5.8 million for the ten-month period ended October 31, 2001 and for the years ended December 31, 2000 and 1999, respectively. The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 2001 (in thousands):

2002	$ 4,637
2003	4,648
2004	4,692
2005	4,735
2006	4,801
Thereafter	5,562
$ 29,075

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

Legal Matters

The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate, and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

Investments

The Company has extended commitments to fund additional investments in private equity limited partnerships of $200.7 million.

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada

The Company's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP). These accounting principles differ in certain material respects from accounting principles generally accepted in Canada (Cdn GAAP), including the requirements of the Office of the Superintendent of Financial Institutions Canada. The differing basis of accounting primarily changes the incidence of profit recognition over the life of an insurance contract and certain investment valuation and income recognition practices. Regardless of the accounting basis chosen, the total profit of an insurance contract will not change.

Effective after the close of business on October 31, 2001, the Company was acquired by Sun Life of Canada (U.S.) Holdings, Inc., a holding company within the Sun Life Financial holding company system. The financial statement impact of differences in accounting principles between U.S. GAAP and Cdn GAAP as of December 31, 2001 and for the two-months ended December 31, 2001, as well as a description of the material differences, follow (in thousands).

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

A) Reconciliation of selected U.S. GAAP financial statement information to Cdn. GAAP:

i) Consolidated Statements of Income:

(Amounts in US $)	Two month period ended December 31, 2001
	U.S. GAAP	Cdn. GAAP
REVENUE
Premiums	$ -	$ 453,393
Net investment income	37,603	145,018
Derivative (loss) gain	99,972	11,309
Net realized losses	2,454
Fee income	10,953	11,467
	150,982	621,187

POLICY BENEFITS AND EXPENSES
Payments to policyholders,
beneficiaries and depositors	1,128	391,770
Increase in actuarial liabilities	-	142,352
Net transfer to segregated funds	-	20,501
Acquisition expense amortization	1,439	-
Amortization of value of business acquired	3,828	-
Other expenses	10,778	40,406
	17,173	595,029

Operating income before income taxes	133,809	26,158
Income taxes	46,833	9,155

Net operating income	$ 86,976	$ 17,003

ii) Comprehensive Income (Loss):

U.S. GAAP includes the concept of comprehensive income (loss). Comprehensive income (loss) is a measure of changes in the equity of the Company during the year and includes both net income (loss) and the unrealized gains and losses on available for sale securities. Additionally, other comprehensive income (loss) includes changes to deferred policy acquisition costs ("DAC") and the income tax impact arising from the unrealized gains and losses of available for sale securities.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

iii) Consolidated Balance Sheets:

	December 31, 2001
	U.S. GAAP	Cdn. GAAP
ASSETS
Fixed maturities	$ 11,999,671	$ 12,059,628
Common stocks	39,658	33,949
Mortgage loans	6,871	6,871
Policy loans	635,938	635,938
Other invested assets	521,259	590,610
Cash and short-term investments*	2,108,093	955,232
Invested assets	15,311,490	14,282,228

Accrued investment income	183,576	183,576
Deferred income taxes***	185,855	405,529
Deferred policy acquisition costs	28,299	-
Value of business acquired	95,155	-
Goodwill	714,755	1,194,356
Intangible assets	12,100	12,100
Receivable for investments sold	21,797	21,797
Federal income tax recoverable	1,622	-
Other assets	28,330	54,603
Separate account assets**	2,560,831	-
Total assets	$ 19,143,810	$ 16,154,189

Segregated fund net assets	$ -	$ 2,532,558

LIABILITIES AND CAPITAL AND SURPLUS
Reserves for future policy benefits	$ 13,627,126	$ 14,356,602
Payable for investments purchased and loaned	1,165,609	12,748
Deferred net realized gains	-	2,493
Federal income taxes payable	-	2,449
Other liabilities	56,837	56,417
Separate account liabilities**	2,532,557	-
Total liabilities	17,382,129	14,430,709

Stockholder's equity	1,761,681	1,723,480

Total liabilities and stockholder's equity	$ 19,143,810	$ 16,154,189

Segregated fund contract liabilities	$ -	$ 2,532,558

* Cdn. GAAP terminology is short-term securities.

** Cdn. GAAP terminology is segregated fund net assets and segregated fund contract liabilities.

*** Cdn. GAAP terminology is future income tax asset/liability.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

iv) Consolidated Statements of Stockholder's Equity:
	Two month period ended December 31, 2001
	U.S. GAAP	Cdn. GAAP

Common stock
Balance, beginning of period	$ 3,015	$ 3,015
Activity	-	-
Balance, end of period	3,015	3,015

Paid in capital
Balance, beginning of period	1,703,462	1,703,462
Activity	-	-
Balance, end of period	1,703,462	1,703,462

Retained earnings
Balance, beginning of period	-	-
Net income	86,976	17,003
Balance, end of period	86,976	17,003

Accumulated other comprehensive (loss) income
Balance, beginning of period	-	-
Changes for the period	(31,772)	-
Balance, end of period	(31,772)	-

Total stockholder's equity	$1,761,681	$1,723,480

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

v) Effect of material differences between U.S. GAAP and Cdn. GAAP net income (loss):

For the material differences between U.S. GAAP and Cdn. GAAP net income (loss) listed below, please refer to the following section for a description of the differences in accounting policies.

Two month period ended December 31, 2001

Net income in accordance with U.S. GAAP	$ 86,976
Adjustments related to:
Investments:
Fixed maturities	(2,355)
Common stocks	-
Derivative instruments	(88,663)
Limited partnerships	-
Other invested assets	-
Total investments	(91,018)
Deferred acquisition costs:
Deferred acquisition costs	(29,738)
Deferred acquisition costs - amortization and interest	1,439
Total deferred acquisition costs	(28,299)
Value of business acquired:
Value of business acquired - amortization and interest	3,828
Total value of business acquired	3,828
Actuarial liabilities & other policyholder revenues and expenses:
Premium and fees revenue	453,907
Payments to policyholders, beneficiaries and depositors	(283,216)
Actuarial liabilities	(142,352)
Net transfer to segregated funds	(20,501)
Total actuarial liabilities & other policyholder revenues and expenses	7,838

Income tax effect of above adjustments	(37,678)
Net income in accordance with Cdn. GAAP	$ 17,003

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

B) The following describes the material accounting policy differences between U.S. GAAP and Cdn. GAAP applicable to the Company:

For a complete description of U.S. GAAP accounting and actuarial policies, please refer to Note 2.

i) Fixed Maturities: Under U.S. GAAP, fixed maturities are carried at fair value. The fixed maturities are classified as available for sale and after tax unrealized gains and losses (net of adjustments to DAC) are reported as a separate component of accumulated other comprehensive income. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for DAC amortization. Under Cdn. GAAP, bonds are carried at amortized cost. Realized gains and losses are deferred and amortized to income using the constant yield method over the remaining period to maturity. Deferred realized gains (losses), net, on bonds at December 31, 2001 are $2,493.

ii) Stocks: Under U.S. GAAP, common stocks are carried at fair value. Common stocks are classified as available for sale and after tax unrealized gains and losses (net of adjustments to DAC) are reported as a separate component of accumulated other comprehensive income (loss). Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for DAC amortization. Under Cdn. GAAP, stocks are originally recorded at cost. The carrying value is adjusted annually by 15% of the difference between market value and previously adjusted carrying value. Realized gains and losses are deferred and amortized into income at the rate of 15% per year. There were no material deferred realized gains and (losses), net, on stocks at December 31, 2001.

iii) Limited Partnerships: Under U.S. GAAP, limited partnerships, which are included in other invested assets, are accounted for on either the cost method or the equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership in excess of 3%. Under Cdn. GAAP, accounting for limited partnerships follows the accounting practices for the underlying investments in the partnerships. The Company invests in partnerships with underlying stock investments and therefore accounts for partnership investments on a method consistent with the accounting for stocks. There were no deferred realized gains and (losses), net, on limited partnerships at December 31, 2001.

iv) Derivatives: The Company uses interest rate swaps, total return swaps, cap agreements and call options to hedge its obligations to provide returns to its policyholders. Under U.S. GAAP, the Company has adopted and implemented Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset by the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in accumulated other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in operations.

Under Cdn. GAAP, all the Company's derivatives are eligible for hedge accounting. Realized gains and losses are treated in a manner consistent with realized gains and losses of the underlying hedged assets or liabilities. The reporting basis does not affect the economic viability of any hedges.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

v) Deferred policy acquisition costs: DAC relates to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business. Such acquisition costs include commissions, costs of policy issuance, and underwriting and selling expenses. Under U.S. GAAP, these costs are deferred and amortized in relation to the present value of estimated gross profits from mortality; investment spread and expense margins over the estimated lives of the contracts. DAC is adjusted for amounts relating to unrealized gains and losses on available for sale fixed-maturity securities. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income. Under Cdn. GAAP, costs of acquiring new insurance and annuity business are implicitly recognized in actuarial liabilities. The effect is to recognize these expenses over the premium paying period.

vi) Future income tax asset and liability: Under both U.S. and Cdn. GAAP, the Company provides for future income taxes on temporary differences between book and tax assets and liabilities. Differences between U.S. GAAP and Cdn. GAAP arise from differing accounting policies for assets and liabilities, the presentation of a valuation allowance in U.S. GAAP for future tax assets and differences in the recognition of tax rate changes. Differences are as follows:

	2001
	Future income tax asset		Future income tax liability
	U.S. GAAP	Cdn GAAP	U.S. GAAP	Cdn GAAP

Investments	$ 20,761	$ -	$ -	$ 38,923
Actuarial liabilities	62,311	311,226	-	-
Deferred acquisition costs	105,444	105,444	-	-
Other	1,557	27,782	4,218	-
Total	$ 190,073	$ 444,452	$ 4,218	$ 38,923

vii) Actuarial liabilities and contract holder deposits: Under U.S. GAAP, actuarial liabilities consists of deposits received plus interest, less accumulated policyholder charges, assessments and withdrawals related to deferred annuities and single-premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Under Cdn. GAAP, actuarial liabilities are calculated in accordance with generally accepted actuarial practice. This method uses the best estimate assumptions for future experience factors adjusted to provide modest margins for adverse deviation in each experience factor.

viii) Deferred net realized gains: Under U.S. GAAP, realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for DAC amortization. Cdn. GAAP defers and amortizes realized gains and losses on sales of invested assets.

ix) Premium revenue, fee income, maturities, and surrenders, and interest on claims and deposits: Under U.S. GAAP, amounts received for fixed and variable annuities and single-premium whole life policies, including mortality charges, surrender charges, policy fees and contract fees, are recognized when earned. Fees from investment advisory services are recognized as revenues when services are provided. Under Cdn. GAAP, premiums for universal life and other investment type contracts are recorded as revenue, and a liability for future policy benefits is established as a charge to income. Interest accrued on contracts is shown as an increase in actuarial liabilities.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

x) Segregated funds: Under U.S. GAAP, the assets and liabilities resulting from variable annuities and variable life policies are segregated in separate accounts; any excess of the separate account assets over separate account liabilities represents the Company's investment in certain segregated funds sponsored by affiliates of the Company and the Company's separate account liabilities to policyholders are carried at an amount equal to the accumulated separate account assets attributable to policyholders. Under Cdn. GAAP, assets and liabilities of segregated funds are shown separately from general assets and liabilities of the Company. The Company's investment in segregated funds is included in other invested assets, and the Company's segregated fund liabilities to policyholders are measured at surrender value.

C) Statement of Cash Flows: Under U.S. GAAP, deposits, maturities, and withdrawals are reflected as financing activities. Under Cdn. GAAP, deposits, maturities and withdrawals related to investment-type contracts are included in operating activities; these cash flow items are as follows:

2001
Deposits and withdrawals reclassified to operating activities:
Deposits to policyholders' accounts	$ 453,393
Withdrawals from policyholders' accounts	(412,271)

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PART C

Item 24. Financial Statements and Exhibits

	(a)	Financial Statements:
Included in Part B:
		KMA Variable Account:
Statement of Assets and Liabilities - December 31, 2001
Statement of Operations and Changes in Net Assets for the years ended December 31, 2001 and 2000
Notes to Financial Statements
Keyport Life Insurance Company:
Consolidated Balance Sheet - December 31, 2001 and 2000
Consolidated Income Statement for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the years ended December 31, 2000 and 1999
Consolidated Statement of Stockholder's Equity for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the years ended December 31, 2000 and 1999
Consolidated Statement of Cash Flows for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the years ended December 31, 2000 and 1999
Notes to Consolidated Financial Statements
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	(b)	Exhibits:

	(1)	Resolution of the Board of Directors is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388).

	(2)	Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 (File No. 2-66388).

(3)

Principal Underwriter Agreement is incorporated by reference to Post-Effective Amendment 26 to Form N-4 (File No. 2-66388). Specimen agreement between Principal Underwriter and dealer is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388).

(4)

Contract FLEX(4) is incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 (File No. 266388). Endorsement END.A(52) for FLEX(4) is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388). Contract FLEX(4)V with Endorsement END.A(52) is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388). Contract FLEX(4)/WA is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388). Endorsement END.A(90) for Contracts issued July 1, 1993 to July 4, 1994 and Endorsement END.A(89), a replacement for END.A(52), for Contracts issued on or after July 5, 1994 are incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 (File No. 2-66388).

	(5)	Application Form FLEX-APP(REV)3 is incorporated by reference to Post-Effective Amendment No. 31 to Form N-4 (File No. 2-66388).
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(6)

Amended and Restated Articles of Incorporation and Amended and Restated By-Laws incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 (File No. 333-1043) filed on or about February 26, 2002.

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	(7)	Not applicable.
	(8)(a)	Participation Agreement is incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 (File No. 333-1043) filed on or about February 26, 2002.

	(8)(b)	Participation Agreement is incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 (File No. 333-1043) filed on or about February 26, 2002.
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	(9)	Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 36 to Form N-4 (File No. 2-66388).

	(10)	Consent of Independent Auditors is Exhibit 24(b)(10).

	(11)	Not applicable.

	(12)	Not applicable.

(13)

Schedule for computations of performance quotations is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388). Contract maintenance charge formulas for Total Return Calculation for Sub-Accounts other than CIF Sub-Account are incorporated by reference to Post-Effective Amendment #33 to Form N-4 (File No. 2-66388).

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	(14)	Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 (File No. 333-1043) filed on or about February 26, 2002.

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Item 25. Directors and Officers of the Depositor.

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Name and Principal	Positions and Offices
Business Address*	With Depositor

James C. Baillie	Director
Torys
Suite 3000, Maritime Life Tower
Toronto, Ontario MSK 1N2

David D. Horn	Director
257 Lake Street
P.O. Box 24
New Vineyard, ME 04956

Angus A. MacNuaghton	Director
481 Kingswood Lane
Danville, CA 94506

James A. McNulty, III	President and Director
Sun Life Financial
One Sun Life Executive Park
Wellesley Hills, MA 02481

C. James Prieur	Director
Sun Life Assurance Company of Canada
150 King Street West
Toronto, Ontario Canada M5H 1J9

S. Caesar Raboy	Director
220 Boylston Street
Boston, MA 02110

Donald A. Stewart	Director
Sun Life Assurance Company of Canada
150 King Street West
Toronto, Ontario
Canada M5H 1J9

William W. Stinson	Director
2000 Somervale Court, #2402
Calgary, Alberta Canada T2Y 4J1

James M.A. Anderson	Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA 02481

Robin L. Camara	Vice President, Human Resources and
One Sun Life Executive Park	Administrative Services
Wellesley Hills, MA 02481

Peter F. Demuth	Vice President, Chief Strategy and
One Sun Life Executive Park	Business Development Officer
Wellesley Hills, MA 02481

Mark W. DeTora	Vice President, Individual Insurance
One Sun Life Executive Park
Wellesley Hills, MA 02481

Ronald J. Fernandes	Vice President, Operations, Retirement Products
112 Worcester Street	and Services
Wellesley Hills, MA 02481

Ellen B. King	Assistant Vice President and Senior Counsel and
One Sun Life Executive Park	Secretary
Wellesley Hills, MA 02481

Philip K. Polkinghorn	Vice President, Operations, Retirement Products
112Worcester Street	and Services
Wellesley Hills, MA 02481

Davey S. Scoon	Vice President & Chief Financial and
One Sun Life Executive Park	Administrative Officer & Treasurer
Wellesley Hills, MA 02481

James R. Smith	Vice President and Chief Information Officer
One Sun Life Executive Park
Wellesley Hills, MA 02481

Robert P. Vrolyk	Vice President and Actuary
One Sun Life Executive Park
Wellesley Hills, MA 02481

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Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

     The Depositor controls the Registrant, Variable Account A, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II, under the provisions of Rhode Island law governing the establishment of these separate accounts of the Company.


     The Depositor controls Keyport Financial Services Corp. ("KFSC"), a Massachusetts corporation functioning as a broker/dealer of securities, through 100% stock ownership of KFSC. KFSC files separate financial statements.

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     The Depositor controls Independence Life and Annuity Company ("Independence Life"), a Rhode Island corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

     The Depositor controls Keyport Benefit Life Insurance Company ("Keyport Benefit"), a New York corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

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     The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement (File No. 333-1043) filed on or about February 26, 2002.

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Item 27. Number of Contract Owners.

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     At March 31, 2002, there were 5,483 Qualified Contract Owners and 5,773 Non-Qualified Contract Owners.

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Item 28. Indemnification.

     Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies issued by ICI Mutual Insurance Company, Federal Insurance Company, Firemen's Fund Insurance Company, CNA and Lumberman's Mutual Casualty Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     Keyport Financial Services Corp. (KFSC) is principal underwriter of the variable annuity and variable life insurance contracts. KFSC is the principal underwriter for Variable Account A of Keyport Life Insurance Company. KFSC is also principal underwriter for Variable Account J and Variable Account K of Liberty Life Assurance Company of Boston; for Variable Account A of Keyport Benefit Life Insurance Company; for the KMA Variable Account and Keyport Variable Account-I of Keyport Life Insurance Company; and for the Independence Variable Annuity Separate Account and Independence Variable Life Separate Account of Independence Life and Annuity Company. KFSC receives no compensation for its services.

The directors and officers of Keyport Financial Services Corp. are:

Name and Principal	Position and Offices
Business Address*	with Underwriter

Paul T. Holman	Director and Assistant Clerk

James J. Klopper	Director, President and Clerk

Daniel C. Bryant	Director and Vice President

Rogelio P. Japlit	Treasurer


* One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

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Item 30. Location of Accounts and Records.

     Keyport Life Insurance Company, 125 High Street, Boston, Massachusetts 02110.

Item 31. Management Services.

     Not applicable.

Item 32. Undertakings.

     Incorporated by reference to Post-Effective Amendments Nos. 19 and 23 to Form N-4 (File No. 2-66388).

Representation

     Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this registration statement.

THE SIGNATURES

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SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and State of Massachusetts, on this 23rd day of April, 2002.

KMA Variable Account
(Registrant)

BY:	Keyport Life Insurance Company
(Depositor)

BY:	/s/ James A. McNulty, III
James A. McNulty, III
President

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ James C. Baillie*	/s/ James A. McNulty, III	April 23, 2002
James C. Baillie	James A. McNulty, III	Date
Director	President
(Principal Executive Officer)

/s/ David D. Horn*
David D. Horn	/s/ Davey S. Scoon	April 23, 2002
Director	Davey S. Scoon	Date
Vice President, Chief Financial and
Administrative Officer and Treasurer
(Principal Financial and Accounting Officer)
/s/ Angus A. MacNuaghton*
Angus A. MacNuaghton
Director

/s/ James A. McNulty, III*
James A. McNulty, III
Director

/s/ C. James Prieur*
C. James Prieur
Director

/s/ S. Caesar Raboy*
S. Caesar Raboy
Director

/s/ Donald A. Stewart*
Donald A. Stewart
Director

/s/ William W. Stinson*
William W. Stinson
Director

*BY:	/s/ James J. Klopper	April 23, 2002
	James J. Klopper	Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of the above Directors of the Depositor pursuant to powers of attorney duly executed by such persons and incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement (File No. 333-1043) filed on or about February 26, 2002.

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EXHIBIT INDEX

Item		Page

(10)	Consent of Independent Auditors